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                                                                   EXHIBIT 10.15

                             OFFICE LEASE AGREEMENT

         This Office Lease Agreement is made and entered into as of the Effective Date by and between OPUS WEST CORPORATION, a Minnesota corporation, as landlord, and SalesLogix CORPORATION, a Delaware corporation, as Tenant.

                                   DEFINITIONS

         Capitalized terms used in this Lease have the meanings ascribed to them on the attached EXHIBIT "A".

                                   BASIC TERMS

         The following Basic Terms are applied under and governed by the particular section(s) in this Lease pertaining to the following information:

         1. PREMISES: Suite 200, consisting of 16,g18 rentable square feet located on the second floor of the Building. The Premises is depicted on EXHIBIT "C". The Building contains 140,756 rentable square feet.

         2. LEASE TERM: Five years (60 months)

            EXTENSION OPTIONS: One, five-year option

         3. DELIVERY DATE: November 1, 1999

         4. BASIC RENT:

                        Annual Basic Rent per rentable
               Months     square foot of the Premises    Monthly Installments
            --------------------------------------------------------------------
                1-60                $27.00                    $38,065.00

         5. TENANT'S SHARE OF EXCESS EXPENSES PERCENTAGE: 12.02%

         6. EXPENSE STOP:          $7.50

         7. IMPROVEMENT ALLOWANCE: 523.00 per usable square foot of the
                                   Premises.

         8. SECURITY DEPOSIT:      5190,327.50


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         9. PROPERTY MANAGER       Opus West Management Corporation
            RENT PAYMENT ADDRESS:  2415 East Camelback Road, Suite 840
                                   Phoenix, Arizona 85016-4201
                                   Attn: Mr. Bret Borg
                                   Telephone: (602) 912-8880
                                   Facsimile: (602) 912-8881

        10. ADDRESS OF LANDLORD    Opus West Corporation
            FOR NOTICES:           2415 East Camelback Road, Suite 800
                                   Phoenix, Arizona 85016
                                   Attn.  President
                                   Telephone:  (602) 468-7000
                                   Facsimile:  (602) 468-7045

            With a copy to:        Opus West Corporation
                                   2415 East Camelback Road, Suite 800
                                   Phoenix, Arizona 85016-4201
                                   Attn.  Legal Department
                                   Telephone:  (602) 468-7000
                                   Facsimile:  (602) 468-7045

            With a copy to:        Gallagher & Kennedy, P.A.
                                   2600 North Central Avenue
                                   Phoenix, Arizona 85004-3020
                                   Attn:  Gregory L.  Mast
                                   Telephone:  (602) 530-8310
                                   Facsimile:  (602) 257-9459

            With a copy to:        Property manager at the address set forth
                                   above

        11. ADDRESS OF TENANT      SalesLogix Corporation
            FOR NOTICES:           8800 North Gainey Center Drive, Suite 200
                                   Scottsdale, Arizona 85258
                                   Attn:  Mr.  Jim Valenzuela
                                   Telephone:  (602) 368-3700
                                   Facsimile:  (602) 368-3797

        12. BROKER(S):             CB Richard Ellis
                                   Lee & Associates

        13. GUARANTOR(S):          None


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                                   ARTICLE 1.

                        LEASE OF PREMISES AND LEASE TERM

         1.1. Premises. In consideration of the covenants and agreements set forth In this Lease and Other good and valuable consideration, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, upon and subject to the terms, covenants and conditions set forth in this Lease. Landlord and Tenant stipulate and agree that the Premises contains the amount of rentable square feet specified in the basic Terms. If for any reason it is subsequently determined by Landlord or Tenant (to Landlord's satisfaction) that the actual rentable square footage of the Premises differs from that set forth in the Basic Terms, the Basic Terms (including Basic Rent and the Tenant's Share of Excess Expenses Percentage) will be promptly adjusted accordingly by an amendment to this Lease; provided that any such adjustment will apply only prospectively and no retroactive adjustments or payments (in favor of either Landlord or Tenant) on account of any prior excess or shortfall in area will be required.

         1.2. Term, Delivery and Commencement.

                  1.2.1. Commencement and Expiration of Term The Term of this Lease is the period stated in the Basic Terms. The Term commences on the Commencement Date and expires on the last day of the last Calendar month of the Term.

                  1.2.2. Tender of Possession. Landlord will use commercially reasonable efforts to tender possession of the Premises to Tenant on or before the Delivery Date, subject to Force Majeure and Tenant Delay. If Landlord is unable to tender possession of the Premises to Tenant on or before the Delivery Date for any reason, this Lease remains in full force and effect and Landlord is not liable to Tenant for any resulting loss or damage; provided, however, that unless the delay is Caused by Tenant Delay, Landlord will appropriately adjust the Commencement Date and Rent Commencement Date.

                  1.2.3. Commencement Date Memorandum. Promptly after the Commencement Date, Landlord will deliver to Tenant the Commencement Date Memorandum with all blanks completed. Tenant will, within 10 days after receiving it, execute and deliver to Landlord the Commencement Date Memorandum. Tenant's failure to execute and deliver to Landlord the Commencement Date Memorandum does not affect any obligation of Tenant under this Lease. If Tenant does not timely execute and deliver to Landlord the Commencement Date Memorandum, Landlord and any prospective purchaser or encumbrances may conclusively rely on the information Contained in the unexecuted Commencement Date Memorandum which Landlord delivered to Tenant.

                  1.2.4. Early Occupancy. Tenant will not occupy the Premises before Substantial Completion without Landlord's prior written consent, which consent Landlord may grant, withhold or condition in its sole and absolute discretion. If Landlord consents, during the early occupancy period Tenant may only install Tenant's furniture, fixtures and equipment in the Premises and must comply with and observe all terms and conditions of this Lease (other than Tenant's obligation to pay Basic Rent)


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                  1.2.5. Extension of Term. Provided that no Event of Default exists at the time of exercise, Tenant may extend the Term of this Lease for one
(1) additional period of five (5) years. Tenant must exercise such right of extension by delivering written notice of Tenant's exercise at least nine (9), but not more than fifteen (15), months prior to the expiration of the Term. Such extension of the Term will be on the same terms, covenants and Conditions as in this Lease, other than basic Rent. Basic Rent will be the fair market basic rent rate of the Premises for the extension period, as reasonably determined by Landlord in relation to comparable (in quality, location and size) space allocated in the Building and/or in the City. Landlord's determination of such fair market basic rent rate will be delivered to Tenant not later than thirty
(30) days after Landlord receives Tenant's exercise notice. In no event will Basic Rent for such extension of the Term be less than the Basic Rent (exclusive of temporary abatements) payable by Tenant immediately prior to commencement of such extension period.

         1.3. Effect of Occupancy. Subject to the Warranty Terms, Tenant's occupancy of the Premises conclusively establishes that Landlord completed the Improvements as required by this Lease in a manner satisfactory to Tenant. Tenant's failure to strictly comply with the Warranty Terms with respect to any item included as part of the Improvements constitutes Tenant's waiver and release of any and all rights, benefits, claims or warranties available to Tenant under this Lease, at law or in equity in connection with each such item.

                                   ARTICLE 2.

                            RENTAL AND OTHER PAYMENTS

         2.1. Basic Rent. Tenant will pay Basic Rent in monthly installments to Landlord, in advance, without offset or deduction, commencing on the Rent Commencement Date and continuing on the first day of each and every calendar month after the Rent Commencement Date during the Term. Tenant will make all Basic Rent payments to Property Manager at the address specified in the basic Terms or at such other place or in such other manner as Landlord may from time to time designate in writing. Tenant will make all basic Rent payments without Landlord's previous demand, invoice or notice for payment. Landlord and Tenant will prorate, on a per diem basis, Basic Rent for any partial month within the Term. An amount equal to one full month of basic Rent at the initial rate specified in the Basic Terms will be paid to Landlord by Tenant upon execution of this Lease by Tenant, to be applied against the first installment of Basic Rent by Landlord when due.

         2.2. Additional Rent. Article 3 of this tease requires Tenant to pay certain Additional Rent pursuant to estimates Landlord delivers to Tenant. Tenant will make all payments of estimated Additional Rent in accordance with Sections 3.3 and 3.4 without deduction or offset and without Landlord's previous demand, invoice or notice for payment. Tenant will pay all other Additional Rent described in this Lease that is not estimated under Sections 3.3 and 3.4 within 10 days after receiving Landlord's invoice for such Additional Rent. Tenant will make all Additional Rent payments to the same location and, except as described in the previous sentence, in the same manner as Tenant's Basic Rent payments.

         2.3. Delinquent Rental Payments. If Tenant does not pay any installment of Basic Rent or any Additional Rent within five days after the date the payment is due, Tenant will pay


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Landlord a late payment charge equal to 5% of the amount of the delinquent payment. Further, if Tenant does not pay any installment of Basic Rent or any Additional Rent within 30 days after the date the payment is due, Tenant will pay Landlord interest on the delinquent payment calculated at the Maximum Rate from the date when the payment is due through the date the payment is made. Landlord's right to such compensation for the delinquency is in addition to all of Landlord's rights and remedies under this Lease, at law or in equity.

         2.4. Independent Obligations. Notwithstanding any contrary term or provision of this Lease, Tenant's covenant and obligation to pay Rent is independent from any of Landlord's covenants, obligations, warranties or representations in this Lease. Tenant will pay Rent without any right of offset or deduction.

                                   ARTICLE 3.

                      PROPERTY TAXES AND OPERATING EXPENSES

         3.1. Payment of Excess Expenses. Tenant will pay, as Additional Rent and in the manner this Article 3 describes, Tenant's Share of Excess Expenses due and payable during any calendar year of the Term. Landlord will prorate Tenant's Share of Excess Expenses due and payable during the calendar year in which the Lease commences or terminates as of the Commencement Date or termination date, as applicable, on a per diem basis based on the number of days of the Term within such calendar year.

         3.2. Estimation of Tenant's Share of Excess Expenses, Landlord will deliver to Tenant a written estimate of the following for each calendar year of the Term: (a) Property Taxes, (b) Operating Expenses, (c) Excess Expenses, (d) Tenant's Share of Excess Expenses, and (e) the annual and monthly Additional Rent attributable to Tenant's Share of Excess Expenses.

         3.3. Payment of Estimated Tenant's Shares of Excess expenses. Tenant will pay the amount Landlord estimates as Tenant's Share of Excess Expenses under Section 3.2 for each calendar year of the Term in equal monthly installments, in advance, commencing on the Rent Commencement Date and thereafter on the first day of each and every calendar month during the Term. If Landlord has not delivered the estimates to Tenant by the first day of January of the applicable calendar year, Tenant will continue paying Tenant's Share of Excess Expenses based on Landlord's estimates for the previous calendar year. when Tenant receives Landlord's estimates for the current calendar year, Tenant will pay the estimated amount (less amounts Tenant paid to Landlord in accordance with the immediately preceding sentence) in equal monthly installments over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year. Notwithstanding anything contained herein to the contrary, Tenant is not obligated to pay Tenant's Share of Excess Expenses during the first 12 months of the Term.

         3.4. Re-Estimation of Excess Expenses. Landlord may re-estimate Excess Expenses from time to time during the Term. In such event, Landlord will re-estimate the monthly Additional Rent attributable to Tenant's Share of Excess Expenses to an amount sufficient for Tenant to pay the re- estimated monthly amount over the balance of the calendar year. Landlord


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will notify Tenant of the re- estimate and Tenant will pay the re-estimated amount in the manner provided in the last sentence of Section 3.3.

         3.5. Confirmation of Tenant's Share of Excess Expenses. After the end of each calendar year within the Term, Landlord will determine the actual amount of Excess Expenses and Tenant's Share of Excess Expenses for the expired calendar year and deliver to Tenant a written statement of such amounts. If Tenant paid less than the amount of Tenant's Share of Excess Expenses specified in the statement, Tenant will pay the difference to Landlord as Additional! Rent in the manner described in Section 2.2. If Tenant paid mom than the amount of Tenant's Share of Excess Expenses specified In the statement, Landlord will, at Landlord's option, either (a) refund the excess amount to Tenant, or (b) credit the excess amount against Tenant's next due monthly installment or installments of estimated Additional Rent If Landlord is delayed in delivering such statement to Tenant, such delay does not constitute Landlord's waiver of Landlord's rights under this Section.

         3.6. Tenant's Inspection and Audit Rights. If Tenant disputes Landlord's determination of the actual amount of Excess Expenses or Tenant's Share of Excess Expenses for any calendar year, and provided that (a) no Event of Default exists under this Lease, and (b) Tenant delivers to Landlord written notice of the dispute within 30 days after Landlord's deliver of the statement of such amount under Section 3.5, then Tenant (but not any subtenant or assignee) may, at its sole cost and expense, upon prior written notice and during regular business hours at ~ time and place reasonably acceptable to landlord (which may be the location where Landlord or Property Manager maintains the applicable records), cause a certified public accountant reasonably acceptable to landlord to audit Landlord's records relating to the disputed amounts Tenant's objection to Landlord's determination of Excess Expenses or Tenant's Share of Excess Expenses is deemed withdrawn unless Tenant completes and delivers the audit to Landlord within 60 days after the date Tenant delivers its dispute notice to Landlord under this Section, If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Expenses was greater than the amount this Article 3 obligates Tenant to pay, unless Landlord reasonably contests the audit, Landlord will refund the excess amount to Tenant, together with interest on the excess amount at the Maximum Rate (computed from the date Tenant delivers its dispute notice to landlord) within 10 days after landlord receives a copy of the audit report. If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Expenses was less than the amount this Article 3 obligates Tenant to pay, Tenant will pay to Landlord, as Additional Rent, the difference between the amount Tenant paid and the amount determined in the audit, together with interest on the difference at the Maximum Rate (computed from the date Tenant delivers its dispute notice to Landlord) Pending resolution of any audit under this Section, Tenant will continue to pay to Landlord the estimated amounts of Tenant's Share of Excess Expenses in accordance with Sections 3 and 3.4. Tenant must keep all information it obtains in any audit strictly confidential and may only use such information for the limited purpose this Section describes and for Tenant's own account.

         3.7. Annual Amendment to Tenant's Share of Excess Expenses Percentage. Notwithstanding any contrary language in this Lease, Landlord may change Tenant's Share of Excess Expenses Percentage each calendar year to the percentage Landlord calculates by dividing the rentable area of the Premises by the greater of (a) 95% of the rentable area of the Building for such calendar year; or (b) the rentable area of the Building actually leased pursuant


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to leases under which the terms have commenced for such calendar year. In no event will Landlord include basement storage space or garage space in Landlord's calculation of the rentable area of the Building.

         3.8. Personal Property Taxes. Tenant will pay, prior to delinquency, all taxes charged against Tenant's trade fixtures and other personal property. Tenant will use all reasonable efforts to have such trade fixtures and other personal property taxed separately from the Property, If any of Tenant's trade fixtures and other personal property are taxed with the Property, Tenant will pay the taxes attributable to Tenant's trade fixtures and other personal property to Landlord as Additional Rent

         3.9. Landlord's Right to Contest Property Taxes, landlord may, but is not obligated to, contest the amount or validity, in whole or in part, of any Property Taxes, landlord's contest will be at landlord's sole cost and expense except that if Property Taxes are reduced (or if a proposed increase is avoided or reduced) because of Landlord's contest, Landlord may include in its computation of Property Taxes the costs and expenses landlord incurred in connection with contesting the Property Taxes, including without limitation reasonable attorney's fees, up to the amount of any Property Tax reduction landlord realized from the contest or any Property Tax increase avoided or reduced in connection with the contest, as the case may be. Tenant may not contest Property Taxes.

         3.10. Adjustment for Variable Operating Expenses. Notwithstanding any contrary language in this Article 3, if 95% or more of the rentable area of the Building is not occupied at all times during any calendar year pursuant to leases under which the terms have commenced for such calendar year, Landlord will reasonably and equitably adjust Its computation of Operating Expenses for that calendar year to obligate Tenant to pay all components of Operating Expenses that vary based on occupancy in an amount equal to the amount Tenant would have paid for such components of Operating Expenses had 95% of the rentable area of the Building been occupied at all times during such calendar year pursuant to leases under which the terms have commenced for such calendar year. Landlord will also equitably adjust Operating Expenses to account for any Operating Expense any tenant of the Building pays directly to a service provider.

         3.11. Rent Tax. Tenant shall pay to Landlord all Rent Tax due in connection with this Lease or the payment of Rent hereunder, which Rent Tax shall be paid by Tenant to Landlord concurrently with each payment of Rent made by Tenant to Landlord under this Lease.

                                   ARTICLE 4.

                                       USE

         4.1. Permitted Use. Tenant will occupy and operate the Premises at all times during the Term and will not vacate the Premises prior to the expiration of the Term without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion. Tenant will not use the Premises for any purpose" other than general office purposes. Tenant will not use the Property or knowingly permit the Premises to be used in violation of any Laws or in any manner that would (a) violate any certificate of occupancy affecting the Property; (b) make void or voidable any insurance now or after the Effective Date in force with respect to


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the Property; (c) cause injury or damage to the Property or to the person or property of any other tenant on the Property; (d) cause substantial diminution in the value or usefulness of all or any part of the Property (reasonable wear and tear excepted); or (e) constitute a public or private nuisance or waste. Tenant will obtain and maintain, at Tenant's sole cost and expense, all permits and approvals required under the Laws for Tenant's use of the Premises.

         4.2. Acceptance of Premises. Except for the Warranty Terms, Tenant acknowledges that neither Landlord nor any agent, contractor or employee of Landlord has made any representation or warrant of any kind with respect to the Premises, the Building or the Property, specifically including, but not limited to, any representation or warranty of suitability of fitness of the Premises, Building or the Property for any particular purpose. Subject to the Warranty Terms, Tenant accepts the Premises, the Building and the Property in an "AS IS - WHERE IS" condition.

         4.3. Increased Insurance. Tenant will not do on the Property or permit to be done on the Premises anything that will (a) increase the premium of any insurance policy Landlord carries covering the Premises or the Property; (b) cause a cancellation of or be in conflict with any such insurance policy; (c) result in any insurance company's refusal to issue or continue any such insurance in amounts satisfactory to Landlord; or (d) subject Landlord to any liability or responsibility for injury to any person or property by reason of Tenant's operations in the Premises or use of the Property. Tenant will, at Tenant's sole cost and expense, comply with all rules, orders, regulations and requirements of insurers and of the American Insurance Association or any other organization performing a similar function. Tenant will reimburse Landlord, as Additional Rent, for any additional premium charges for such policy or policies resulting from Tenant's failure to comply with the provisions of this Section.

         4.4. Laws/Building Rules. This lease is subject and subordinate to all Laws. A copy of the current building Rules is attached to this Lease as EXHIBIT "E". Landlord may amend the Building Rules from time to time in Landlord's sole and absolute discretion.

         4.5. Common Area. Landlord grants Tenant the non-exclusive right, together with all other occupants of the Building and their agents, employees and invitees, to use the Common Area during the Term, subject to all laws. Landlord may, at landlord's sole and exclusive discretion, make changes to the Common Area. Landlord's rights regarding the Common Area include, but are not limited to, the right to (a) restrain unauthorized persons from using the Common Area; (b) place permanent or temporary kiosks, displays, carts or stands in the Common Area and to lease the same to tenants; (c) temporarily close any portion of the Common Area (i) (or repairs, improvements or Alterations, (ii) to discourage unauthorized use, (iii) to prevent dedication or prescriptive rights, or (iv) for any other reason landlord deems sufficient in Landlord's judgment;
(d) change the shape and size of the Common Area; (e) add, eliminate or change the location of any improvements located in the Common Area and construct buildings or other structures in the Common Area; and (f) impose and revise Building Rules concerning use of the Common Area, including any parking facilities comprising a portion of the Common Area.

         4.6. Signs. Landlord will initially provide to Tenant (a) one building standard tenant identification sign adjacent to the entry door of the Premises and (b) one standard building directory listing. The signs will conform to Landlord's sign criteria. Tenant will not install or


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permit to be installed In the Premises any other sign, decoration or advertising material of any kind that is visible from the exterior of the Premises. Landlord may immediately remove, at Tenant's sole cost and expense, any sign, decoration or advertising material that violates this Section.

                                   ARTICLE 5.

                               HAZARDOUS MATERIALS

         5.1. Compliance with Hazardous. Materials Laws. Tenant will not cause any Hazardous Material to be brought upon, kept or used on the Property in a manner or for a purpose prohibited by or that could result in liability under any Hazardous Materials Law. Tenant, at its sole cost and expense, will comply with all Hazardous Materials Laws and prudent industry practice relating to the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under or about the Property required for Tenant's use of the Premises and will notify Landlord of any and all Hazardous Materials Tenant brings upon, keeps or uses on the Property (other than small quantities of office cleaning or other once supplies as are customarily used by a tenant in the ordinary course in a general office facility). On or before the expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, will completely remove from the Property (regardless whether any Hazardous Materials Law requires removal), in compliance with all Hazardous Materials Laws, all Hazardous Materials Tenant causes to be present in, on, under or about the Property. Tenant will not take any remedial action in response to the presence of any Hazardous Materials in on, under or about the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any Claims relating to or in any way connected with Hazardous Materials in, on, under or about the Property, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord's interest in the Property.

         5.2. Notice of Actions. Tenant will notify Landlord of any of the following actions affecting Landlord, Tenant or the Property that result from or in any way relate to Tenant's use of the Property immediately after receiving notice of the same: (a) any enforcement, clean-up, renewal or other governmental or regulatory action instituted, completed or threatened under any Hazardous Materials Law; (b) any Claim made or threatened by any person relating to damage, contribution, liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Material, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five Business Days after Tenant first receives or sends the same, copies of all Claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use of the Premises. Upon Landlord's written request, Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the legal and proper disposal of all Hazardous Materials removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and will not attribute responsibility for any such Hazardous Materials to Landlord or Property Manager.


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         5.3. Disclosure and Warning Obligations. Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Materials Laws resulting from or in any way relating to Tenant's use of the Premises or Property are Tenant's sole responsibility, regardless whether the Hazardous Materials Laws permit or require Landlord to report or warn.

         5.4. Indemnification. Tenant will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against any and all Claims whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Property (including water tables and atmosphere) resulting from or in any way related to Tenant's use of the Premises or Property, Tenant's obligations under this Section include, without limitation and whether foreseeable or unforeseeable, (a) the costs of any required or necessary repair, clean-up, detoxification or decontamination of the Property;
(b) the costs of implementing any closure, remediation or other required action in connection therewith as stated above; (c) the value of any loss of use and any diminution in value of the Property; and (d) consultants' fees, experts' fees and response costs The obligations of Tenant under this Section survive the expiration or earlier termination of this Lease

                                   ARTICLE 6.

                                    SERVICES

         6.1. Landlord's Obligations. Landlord will provide the following services, the costs of which are Operating Expenses.

                  6.1.1. Janitorial Service. Janitorial service in the Premises, five times per week, including cleaning, trash removal, vacuuming, maintaining towels, tissue and other restroom supplies and such other work as is Customarily performed in connection with nightly janitorial services in office complexes similar in construction, location, use and occupancy to the Property. Landlord will also provide periodic interior and exterior window washing and cleaning and waxing of uncarpeted floors in accordance with Landlord's schedule for the Building.

                  6.1.2. Electrical Energy. Electrical energy to the Premises for lighting and for operating office machines for general office use. Electrical Energy will be sufficient for Tenant to operate personal computers and other equipment of similar low electrical consumption, but will not be sufficient for lighting in excess of 2.2 watts per square foot installed or for electrical convenience outlets in excess of 3.5 watts per square foot installed. Tenant will not use any equipment requiring electrical energy in excess of the above standards without receiving Landlord's prior written consent, which consent Landlord will not unreasonably withhold but may condition on Tenant paying all costs of installing the equipment and facilities necessary to furnish such excess energy and an amount equal to the average cost per unit of electricity for the Building applied to the excess use as reasonably determined either by an engineer selected by Landlord or by submeter installed at Tenant's expense. Landlord will replace all lighting bulbs, tubes, ballasts and starters within the Premises at Tenant's sole cost and expense unless the costs of such replacement are included in Operating Expenses. If such costs are not included in Operating Expenses, Tenant will pay such costs as Additional Rent.


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                  6.1.3. Heating, Ventilation and Air Conditioning. During
Business Hours, heating, ventilation and air conditioning to the Premises sufficient to maintain, in Landlord's reasonable judgment, comfortable temperatures In the Premises. During other times, Landlord will provide heat and air conditioning upon Tenant's reasonable advance notice (not less than one hour). Tenant will pay Landlord, as Additional Rent, for such extended service on an hourly basis at the prevailing rates Landlord reasonably establishes. If extended service is not a continuation of the service Landlord furnished during Business Hours, Landlord may inquire Tenant to pay for a minimum of one hour of such service. Landlord will provide air conditioning to the Premises based on standard lighting and general office use only.

                  6.1.4. Water. Hot and cold water from standard building outlets for lavatory, restroom and drinking purposes.

                  6.1.5. Elevator Service. Elevator service to be used by Tenant in common with other tenants. Landlord may restrict Tenant's use of elevators for freight purposes to the freight elevator and to hours landlord reasonably determines. Landlord may limit the number of elevators in operation at times other than Business Hours.

         6.2. Tenant's Obligations. Tenant is solely responsible for paying directly to the applicable utility companies, prior to delinquency, all separately metered or separately charged utilities, if any, to the Premises or to Tenant. Such separately metered or charged amounts are not Operating Expenses. Except as provided in Sections 6.1 and 17.1, Tenant will also obtain and pay for all other utilities and services Tenant requires with respect to the Premises (including, but not limited to, hook-up and connection charges).

         6.3. Other Provisions Relating of Services. No interruption in, or temporary stoppage of, any of the services this Article 6 describes is to be deemed an eviction or disturbance of Tenant's use and possession of the Premises, nor does any interruption or stoppage relieve Tenant from any obligation this Lease describes, render Landlord liable for damages or entitle Tenant to any Rent abatement, Landlord is not required to provide any heat, air conditioning, electricity or other senvice in excess of that permitted by voluntary or involuntary governmental guidelines or other Laws. Landlord has the exclusive right and discretion to select the provider of any utility or service to the Property and to determine whether the Premises or any other portion of the Property may or will be separately metered or separately supplied. Landlord reserves the right, from time to time, to make reasonable and non-discriminatory modifications to the above standards for utilities and services.

         6.4. Tenant Devices. Tenant will not, without Landlord's prior written consent, use any apparatus or device in or about the Premises that causes substantial noise, odor or vibration. Tenant will not connect any apparatus or device to electrical current or water except through the electrical and water outlets Landlord installs in the Premises.

                                   ARTICLE 7.

                             MAINTENANCE AND REPAIR

         7.1. Landlord's Obligations. except as otherwise provided in this Lease, Landlord will repair and maintain the following in good order, condition and repair: (B) the foundations, exterior walls and roof of the Building; and (b) the electrical, mechanical, plumbing, heating and air Conditioning systems, facilities and components located in the Building and used in common by all tenants of the Building Landlord will also maintain and repair Common Area and the windows, doors, plate glass and the exterior surfaces of walls that are adjacent to Common Area. Landlord's repair and maintenance costs under this Section 7.1 are Operating Expenses. Neither basic Rent nor Additional Rent will be reduced, nor will Landlord be liable, for loss or injury to or interference with Tenant's property, profits or business arising from or in connection with Landlord's performance of its Obligations under this Section.

         7.2. Tenant's Obligations.

                  7.2.1. Maintenance of Premises. Except as otherwise specifically provided in this Lease, Landlord is not required to furnish any services or facilities, or to make any repairs or Alterations, in, about or to the Premises or the Property. Except as specifically described in Section 7.1, Tenant assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. Except as specifically described in section 7.1, Tenant, at Tenant's sole cost and expense, will keep and maintain the Premises (including, but not limited to, all non- structural interior portions, systems and equipment; interior surfaces of exterior walls; interior moldings, partitions and ceilings; and interior electrical, Lighting and plumbing fixtures) in good order, condition and repair, reasonable wear and tear and damage from insured casualties excepted. Tenant will keep the Premises in B neat and sanitary condition and will not commit any nuisance or waste in, on or about the Premises or the Property. If Tenant damages or injures the Common Area or any part of the Property other than the Premises, Landlord will repair the damage and Tenant will pay Landlord for all uninsured costs and expenses of Landlord in connection with the repair as Additional Rent. Tenant will maintain the Premises in a first-class and fully operative condition. Tenant's repairs will be at least equal In quality and workmanship to the original work and Tenant will make the repairs in accordance with all Laws.

                  7.2.2. Alterations Required by Laws. If any governmental authority requires any Alteration to the Building or the Premises as a result of Tenant's particular use of the Premises or as a result of any Alteration to the Premises made by or on behalf of Tenant or if Tenant's particular use of the Premises subjects Landlord or the Property to any obligation under any Laws, Tenant will pay the cost of all such Alterations or the cost of compliance, as the case may be. If any such Alterations are Structural Alterations, Landlord will make the Structural Alterations, provided that Landlord may first require Tenant to deposit with Landlord an amount sufficient to pay the cost of the Structural Alterations (including, without limitation- reasonable overhead and administrative costs), If the Alterations are not Structural Alterations, Tenant will make the Alterations at Tenant-s sole cost and expense in accordance with
ARTICLE 8.

                                   ARTICLE 8.

                             CHANGES AND ALTERATIONS

         8.1. Landlord Approval. Tenant will not make any Structural Alterations. Tenant will not make any other Alterations without landlord's prior written Consent, which consent Landlord may grant, withhold or condition in its sole and absolute discretion. Along with any request for

Landlord's consent- Tenant will deliver to Landlord plans and specifications for the Alterations and names and addresses of all prospective contractors for the Alterations. If Landlord approves the proposed Alterations- Tenant will, before commencing the Alterations or delivering (or accepting delivery of any materials to be used in connection with the Alterations, deliver to Landlord copies of all contracts, proof of insurance required by Section 8,2, copies of any contractor safety programs, copies of all necessary permits and licenses and such other information relating to the Alterations as Landlord reasonably requests. Tenant will not commence the Alterations before Landlord has, in Landlord's reasonable discretion, provided Landlord's written approval of the foregoing deliveries. Tenant will construct all approved Alterations or cause all approved Alterations to be constructed (a) promptly by a contractor Landlord approves in writing in Landlord-s sole and absolute discretion, (b) in a good and workmanlike manner,
(c) in Compliance with all Laws, (d) in accordance with all orders, rules and regulations of the Board of Fire Underwriters having jurisdiction over the Premises and any other body exercising similar functions, (e) during times reasonably determined by Landlord to minimize interference with other tenants' use and enjoyment of the Property, and (f) in full compliance with all of Landlord's rules and regulations applicable to third party contractors, subcontractors and suppliers performing work at the Property,

         8.2. Tenant's Responsibility for Cost and Insurance Tenant will pay the cost and expense of all Alterations, including, without limitation, a reasonable charge for Landlord's review, inspection and engineering time, and for any painting, restoring or repairing of the Premises or the Building the Alterations occasion. Prior to commencing the Alterations, Tenant will deliver the following to Landlord in form and amount reasonably satisfactory to Landlord: (a) demolition (if applicable) and payment and performance bonds, (b) builder's "all risk" insurance in an amount at least equal to the replacement value of the Alterations, and (c) evidence that Tenant and each of Tenant's contractors have in force liability insurance insuring against construction related risks in at least the form, amounts and coverages required of Tenant under Article 10, The insurance policies described in clauses (b) and (c) of this Section must name Landlord, Landlord's lender (if any) and Property Manager as additional insureds.

         8.3. Construction Obligations and Ownership, Landlord may inspect construction of the Alterations Immediately after Completing the Alterations, Tenant will furnish Landlord with contractor affidavits, full and final lien waivers and receipted bills covering all labor and materials expended and used in Connection with the Alterations, Tenant will remove any Alterations Tenant constructs in violation of this Article 8 within 10 days after Landlord's written request and in any event prior to the expiration or earlier termination of this Lease. All Alterations Tenant makes or installs (including all telephone, computer and other wiring and cabling located within the walls of and outside the Premises, but excluding Tenant's movable trade fixtures, furniture and equipment) become the property of Landlord and a part of the Building immediately upon installation and, unless Landlord requires Tenant to remove the Alterations, Tenant will surrender the Alterations to Landlord upon the expiration or earlier termination of this Lease at no cost to Landlord.

         8.4. Liens. Tenant will keep the Property free from any mechanics', materialmens', designers' or other liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant. Tenant will notify Landlord in writing 30 days prior to Commencing any Alterations in order to provide

Landlord the opportunity to record and post notices of non-responsibility or such other protective notices available to Landlord under the Laws. If any such liens are filed and Tenant, within 15 days after such filing, does not release the same of record or provide Landlord with a bond or other surety satisfactory to Landlord protecting Landlord and the Property against such liens, Landlord may, without waiving its rights and remedies based upon such breach by Tenant and without releasing Tenant from any obligation under this Lease, cause such liens to be released by any means Landlord deems proper, including, but not limited to, paying the claim giving rise to the lien or posting security to cause the discharge of the lien. In such event, Tenant will reimburse Landlord, as Additional Rent, for all amounts Landlord pays (including, without limitation, reasonable attorneys' fees and costs).

         8.5. Indemnification. To the fullest extent allowable under the Laws, Tenant will indemnity, protect, defend (with Counsel reasonably acceptable to Landlord) and hold harmless the Landlord Parties and the Property from and against any Claims in any manner relating to or arising out of any Alterations or any other work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant.

                                   ARTICLE 9.

                           RIGHTS RESERVED BY LANDLORD

         9.1. Landlord's Entry. subject to the Building Rules, and paragraph 25 thereof in particular, Landlord and its authorized representatives may at all reasonable times and upon reasonable notice to Tenant enter the Premises to; (a) inspect the Premises; (b) show the Premises to prospective purchasers, mortgagees and tenants; (c) post notices of non-responsibility or Other protective notices available under the Laws; or (d) exercise and perform Landlord's rights and obligations under this Lease. Landlord may in the event of any emergency enter the Premises without notice to Tenant. Landlord's entry into the Premises is not to be construed as a forcible or unlawful entry into, or detainer of, the Premises or as an eviction of Tenant from all or any part of the Premises. Tenant will also permit Landlord (or its designees) to erect, install, use, maintain, replace and repair pipes, cables, conduits, plumbing and vents, and telephone, electric and other wires or Other items, in, to and through the Premises if Landlord determines that such activities are necessary or appropriate for properly operating and maintaining the Building.

         9.2. Control of Property. Landlord reserves all rights respecting the Property and Premises not specifically granted to Tenant under this Lease, including, without limitation, the right to: (a) change the name or street address of the Building; (b) designate and approve all types of signs, window coverings, internal lighting and other aspects of the Premises and its contents that may be visible from the exterior of the Premises; (c) grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right to conduct any business or render any service in the Building does not prohibit Tenant from any permitted use for which Tenant is then using the Premises; (d) prohibit Tenant from installing vending or dispensing machines of any kind in or about the Premises other than those Tenant installs in the Premises solely for use by Tenant's employees; (e) close the Building after Business Hours, except that Tenant and its employees and invitees may access the Premises after Business Hours in accordance with such rules and regulations as Landlord may prescribe from time to time for security purposes; (f) install, operate and maintain security systems that monitor, by Closed circuit television or otherwise, all persons entering or leaving the Building; (g) install and maintain pipes, ducts, conduits, wires and structural elements in the Premises that serve other parts or other tenants of the Building; and (h) retain and receive master keys or pass keys to the Premises and all doors in the Premises. Notwithstanding the foregoing, or the provision of any security-related services by Landlord, Landlord is not responsible for the security of persons or property on the Property and Landlord is not and will not be liable in any way whatsoever for any breach of security not solely and directly caused by the gross negligence or willful misconduct of Landlord, its agents or employees,

         9.3. Right to Cute. If Tenant defaults in the performance of any obligation under this Lease, Landlord may, but is not obligated to, perform any such obligation on Tenant's part without waiving any rights based upon such default and without releasing Tenant from any obligations hereunder. Tenant must pay to Landlord, within 10 days after delivery by Landlord to Tenant of statements therefor, sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults. Such obligations survive the termination or expiration of this Lease.

         9.4. Space Planning Substitution. Upon not less than 45 days prior written notice to Tenant, Landlord may relocate Tenant to other space of comparable size (and comparable quality improvements) within the Building. Landlord will move or pay for moving Tenant's personal property and equipment from the original Premises to the new space and will reimburse Tenant for reasonable, documented out-of-pocket costs Tenant incurs (not exceeding two months' Basic Rent) as a result of the relocation. Prior to or concurrently with the relocation, Landlord will prepare, and the parties will execute, an amendment to this Lease to evidence the relocation and make any necessary changes to the Basic Terms resulting from the relocation.

                                  ARTICLE 10.

                                    INSURANCE

         10.1. Tenant's Insurance Obligations. Tenant will at all times during the Term and during any early occupancy period, at Tenant's sole cost and expense, maintain the insurance this Section 10.1 describes.

                  10.1.1. Liability Insurance. Commercial general liability insurance (providing coverage at least as broad as the current ISO form) with respect to the Premises and Tenant's activities in the Premises and upon and about the Property, on an "occurrence" basis, with minimum limits of $1,000,000 each occurrence and $3,000,000 general aggregate. Such insurance must include specific coverage provisions or endorsements (a) for broad form contractual liability insurance insuring Tenant's obligations under this Lease; (b) naming Landlord and Property Manager as additional insureds by an "Additional Insured - Managers or Lessors of Premises" endorsement (or equivalent coverage or endorsement); (c) waiving the insurers subrogation rights against all Landlord Parties; (d) providing Landlord with at least 30 days prior notice of modification, cancellation or expiration; (e) expressly stating that Tenants insurance will be provided on a primary basis and will not contribute with any insurance Landlord maintains; and (f) providing that the insurer has a duty to defend all insureds under the policy (including additional insureds), and that defense costs are paid in addition to, and do not deplete, the policy limits. If Tenant provides such liability insurance under a blanket policy, the insurance must be made specifically applicable to the Premises and this Lease on a "per location" basis.

                  10.1.2. Property Insurance. Property insurance providing coverage at least as broad as the current ISO Special Form ("all-risks") policy in an amount not less than the full insurable replacement cost of all of Tenant's trade fixtures and other personal property within the Premises and including business income insurance covering at Least nine months loss of income from Tenant's business in the Premises. Such property insurance must include "agreed amount, no coinsurance" provisions.

                  10.1.3. Other Insurance. Such other insurance as may be required by any Laws from time" to time. If insurance obligations generally required of tenants in similar space in similar office buildings in the area in which the Premises is located increase or otherwise change, Landlord may likewise increase or otherwise change Tenant's insurance obligations under this Lease.

                  10.1.4. Miscellaneous Insurance" Provisions. All of Tenant's insurance will be written by companies rated at least "Best A-Vll" and otherwise reasonably satisfactory to Landlord. Tenant will deliver a certified copy of each policy, or other evidence of insurance satisfactory to Landlord, (a) on or before the Commencement Date (and prior to any earlier occupancy by Tenant), (b) not later than 30 days prior to the expiration of any current policy or certificate, and (c) at such other times as Landlord may reasonably request (but not more than two additional times in any calendar year). If Landlord allows Tenant to provide evidence of insurance by certificate, Tenant will deliver an ACORD Form 27 (or equivalent) certificate and will attach or cause to be attached to the certificate copies of the endorsements this Section 10.1 requires (including specifically, but without limitation, the "additional insured" endorsement). Tenant's insurance must permit releases of liability and provide for waiver of subrogation as provided in Section 10.1.5.

                  10.1.5. Tenant's Waiver and Release of Claims and Subrogation. To the" extent not prohibited by the Laws, Tenant, on behalf of Tenant and its insurers, waives, releases and discharges the Landlord Parties from all Claims arising out of damage to or destruction of the Premises, Property or Tenant's trade fixtures, other personal property or business, and any loss of us" or business interruption, occasioned by any fir" or other casualty or occurrence whatsoever (whether similar or dissimilar), regardless whether any such Claim results from the negligence or fault of any Landlord Party or otherwise, but only to the extent that the damage, destruction or loss is covered by the insurance required to be carried by Tenant pursuant to Section 10,1,2 (regardless of whether Tenant maintains such coverage)~ Tenant is solely responsible for obtaining such insurance as Tenant may desire to cover loss of Tenant's business or profits as a result of any casual; and, provided that such casualty is not the result of Landlord's, its agents or employees gross negligence or willful misconduct, Landlord shall have no liability to Tenant for loss of business or profits as a result of any such casualty, Except as otherwise expressly provided herein, Tenant's trade fixtures, other personal property and all other property in Tenant's care, custody or control, is located at the Property at Tenant's sole risk, and Landlord is not liable for any damage to such property or for any theft, misappropriation or loss of such property, Tenant is solely responsible for providing such insurance as may be required to protect Tenant, its employees and invitees against any injury, loss, or damage to persons or property occurring in the Premises or at the Property, including, without limitation, any loss of business or profits from any casualty or other occurrence at the Property.

                  10.1.6. No Limitation. Landlord's establishment of minimum insurance requirements is not a representation by Landlord that such limits are sufficient and does not limit Tenant's liability under this Lease in any manner.

         10.2. Landlord's Insurance Obligations. Landlord will (except for the optional coverages and endorsements Section 10.2.1 describes) at all times during the Term maintain the insurance this Section 10.2 describes. All premiums and other costs and expenses Landlord incurs in connection with maintaining such insurance (except for optional endorsements that are not commercially reasonable) are Operating Expenses.

                  10.2.1. Property Insurance. Property insurance on the Building providing coverage at least as broad as the current ISO Special Form ("all-risks") policy in an amount not less than the full insurable replacement Cost of the Building (less foundation, grading and excavation costs), insuring against (at a minimum) loss or damage by such risks as are covered by the current ISO Special Form policy. Landlord may, at its option, obtain such additional coverages or endorsements as Landlord deems appropriate or necessary, including, without limitation, insurance covering foundation, grading, excavation and debris removal costs; business income and rent loss insurance; boiler and machinery insurance; ordinance or laws coverage; earthquake insurance; flood insurance; and other coverages. Landlord may maintain such insurance in whole or in part under blanket policies. Such insurance will not cover or be applicable to any property of Tenant within the Premises or otherwise located at the Property. Landlord's policy or policies of property insurance will permit waiver of subrogation as provided in Section 10.2.3.

                  10.2.2. Liability Insurance. Commercial general liability insurance against claims for bodily injury, personal injury, and property damage occurring at the Property in such amounts as Landlord deems necessary or appropriate. Such liability insurance will protect only Landlord and, at landlord's option, Landlord's lender and some or all of the Landlord Parties, and does not replace or supplement the liability insurance this Lease obligates Tenant to carry.

                  10.2.3. Landlord's Waiver and Release of Claims and Subrogation. To the extent not expressly prohibited by the Laws, Landlord, on behalf of Landlord and its insurers, waives, releases and discharges Tenant and its officers, directors, members, partner, agents and employees from all Claims arising out of damage to or destruction of the Premises or Property, or loss of use of the Property or any personal property of Landlord located at the Property, occasioned by fire or other casualty, regardless of whether any such Claim results from the negligence or fault of Tenant or its officers, directors, members, partners, agents or employees or otherwise, but only to the extent the damage, destruction or loss is covered by the insurance required to be carried by Landlord pursuant to Section 10.2.1 (regardless of whether Landlord maintains such coverage). Landlord's policy or policies of property insurance will permit waiver of subrogation as provided in this Section 10,2.3.

         10.3. Tenant's Indemnification of Landlord. In addition to Tenant's other indemnification obligations in this Lease but subject to Landlord's agreements in Section 10.2, Tenant releases and will, to the fullest extent allowable under the Laws, indemnify, protect, defend (with counsel reasonably acceptable to Landlord) and hold harmless the Landlord Parties from and against all Claims arising from (a) any breach or default by Tenant in the performance of any of Tenant's covenants or agreements in this Lease, (b) any act, omission, negligence or misconduct of Tenant, (c) any accident, injury, occurrence or damage in, about or to the Premises, and (d) to the extent caused by Tenant, any accident, injury, occurrence or damage in, about or to the Property.

         10.4. Tenant's Waiver. In addition to the other waivers of Tenant described in this Lease and to the extent not expressly prohibited by the Laws, Landlord and the other Landlord Parties are not liable for, and Tenant waives, any and all Claims against Landlord and the other Landlord Parties for any damage to Tenant's trade fixtures, other personal property or business, and any loss of use or business interruption, resulting directly or indirectly from (a) any existing or future condition, defect, matter or thing in the Premises or on the Property, (b) any equipment or appurtenance becoming out of repair, (c) any occurrence, act or omission of any Landlord Party, any other tenant or occupant of the Building or any other person. This Section applies especially, but not exclusively, to damage caused by the flooding of basements or other Subsurface areas and by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors, noise or the bursting or leaking of pipes or plumbing fixtures. The waiver this Section describes applies regardless whether any such damage results from an act of God, an act or omission of other tenants or Occupants of the Property or an act or omission of any other person. The waiver in this Section excludes Claims caused solely by the gross negligence or willful misconduct of Landlord. If Landlord fails to perform a maintenance or repair obligation of Landlord expressly set forth in this Lease and such failure is not cured within the applicable cure period available to Landlord under this Lease, then the waiver set forth in this Section will not be applicable to any Claims Tenant may have against Landlord arising as a result of the failure of Landlord to perform such maintenance or repair obligation,

         10.5. Tenant's Failure to Insure. Notwithstanding any contrary language in this Lease and any notice and cure rights this Lease provides Tenant, if Tenant fails to provide Landlord with evidence of insurance as required under
Section 10,1.4, Landlord may assume that Tenant is not maintaining the insurance
Section 10.1 requires Tenant to maintain and Landlord may, but is not obligated to, without further demand upon Tenant or notice to Tenant and without giving Tenant any cure right or waiving or releasing Tenant from any obligation contained in this Lease, obtain such insurance for Landlord's benefit. In such event, Tenant will pay to Landlord, as Additional Rent, all costs and expenses Landlord incurs obtaining such insurance. Landlord's exercise of its rights under this Section does not relieve Tenant from any default under this Lease.

                                  ARTICLE 11.

                              DAMAGE OR DESTRUCTION

         11.1. Tenantable Within 180 Days. Except as provided in Section 11.3, if fire or other casualty renders the whole or any material part of the Premises untenantable and Landlord determines (in Landlord's reasonable discretion) that Landlord can make the Premises tenantable within 180 days after the date of the casualty, then Landlord will notify Tenant that Landlord will repair and restore the Building and the Premises to as near their condition prior to the casualty as is reasonably possible within the 180 day period (subject to Tenant Delay and Force Majeure). Landlord will provide the notice within 30 days after the date of the casualty.

         11.2. Not Tenantable Within 180 Days. If fire or other casualty renders the whole or any material part of the Premises untenantable and Landlord determines (in Landlord's reasonable discretion) that Landlord cannot make the Premises tenantable within 180 days after the date of the casualty, then Landlord will so notify Tenant within 30 days after the date of the casualty and may, in such notice, terminate this Lease effective on the date 30 days after the date of Landlord's notice. If Landlord does not terminate this Lease as provided in this Section, Tenant may terminate this Lease by notifying Landlord within 30 days after the date of Landlord's notice, which termination will be effective 30 days after the date of Tenant's notice.

         11.3. Building Substantially Damaged. If the Building is damaged or destroyed by fire or other casualty (regardless whether the Premises is affected) and either (a) less than 15 months remain in the Term, or (b) the damage reduces the value of the improvements on the Property by more than 50% (as Landlord reasonably determines value before and after the casualty), then regardless whether Landlord determines (in Landlord's reasonable discretion) that Landlord can make the Building tenantable within 180 days after the date of the casualty, Landlord may, at Landlord's option, by notifying Tenant within 30 days after the casualty, terminate this Lease effective on the date 30 days after the date of Landlord's termination notice.

         11.4. Insufficient Proceeds. Notwithstanding any contrary language in this Article 11, if Landlord does not receive sufficient Insurance proceeds (excluding the amount of any policy deductible) to repair all damage to the Premises or the Building caused by fire or other casualty, or if Landlord's lender does not allow Landlord to use sufficient proceeds to repair all such damage, then Landlord may, at Landlord's option, by notifying Tenant within 30 days after the casualty, terminate this Lease effective on the date 30 days after the date of Landlord's notice.

         11.5. Landlord's Repair; Rent Abatement, If this Lease is not terminated under Sections 11.1 through 11.4 following a fire or other casualty, then Landlord will repair and restore the Premises and the Building to as near their condition prior to the fire or other casualty as is reasonably possible with all commercially reasonable diligence and speed (subject to Tenant Delay and Force Majeure) and Basic Rent and Tenant's Share of Excess Expenses for the period during which the Premises are untenantable will abate pro rata (based upon the rentable area of the untenantable portion of the Premises as compared with the rentable are" of the entire Premises). In no event is Landlord Obligated to repair or restore any Alterations or Tenant'6 Improvements that are not covered by Landlord's insurance, any special equipment or improvements installed by Tenant, any personal property, or any other property of Tenant Landlord will, if necessary, equitably adjust Tenant's Share of Excess Expenses Percentage to account for any reduction in the rentable area of the Premises or Building resulting from a casualty.

         11.6. Rent Apportionment Upon Termination. If either Landlord or Tenant terminates this Lease under this Article 11, Landlord will apportion Basic Rent and Tenant's Share of Excess Expenses on a per diem basis and Tenant will pay the Basic Rent and Tenant's Share of Excess Expenses to (a) the date of the fire or other casualty if the event renders the Premises Completely untenantable or
(b) if the event does not render the Premises completely untenantable, the effective date of such termination (provided that if a portion of the Premises is rendered untenantable, but the remaining portion is tenantable, then, except as provided in Section 11.5, Tenant's obligation to pay Basic Rent and Tenant's Share of Excess Expenses abates pro rata [based upon the rentable area of the untenantable portion of the Premises divided by the rentable area of the entire Premises from the date of the casualty and Tenant will pay the unabated portion of the Rent to the date of such termination on the portion terminated).

         11.7. Exclusive Casualty Remedy. The provisions of this Article 11 are Tenant's sole and exclusive rights and remedies in the event of a casualty. To the extent permitted by the Laws, Tenant waives the benefits of any Law that provides Tenant any abatement or termination rights (by virtue of a casualty) not specifically described in this Article 11.

                                  ARTICLE 12.

                                 EMINENT DOMAIN

         12.1. Termination of Lease, If the Condemning Authority desires to effect a Taking of all or any material part of the Property, Landlord will notify Tenant and Landlord and Tenant will reasonably determine whether the Taking will render the Premises unsuitable for Tenant's intended purposes. If Landlord and Tenant conclude that the Taking will render the Premises unsuitable for Tenant's intended purposes, Landlord and Tenant will document such determination and this Lease will terminate as of the date the Condemning Authority takes possession of the portion of the Property taken. Tenant will pay Rent to the date of termination. If a Condemning Authority takes all or any material part of the Building or if a Taking reduces the value of the Property by 50% or more (as reasonably determined by Landlord), regardless whether the Premises is affected, then Landlord, at Landlord's option, by notifying Tenant prior to the date the Condemning Authority takes possession of the portion of the Property taken, may terminate this Lease effective on the date the Condemning Authority takes possession of the portion of the Property taken.

         12.2. Landlord's Repair Obligations. If this Lease does not terminate with respect to the entire Premises under Section 12.1 and the Taking includes a portion of the Premises, this Lease automatically terminates as to the portion of the Premises taken as of the date the Condemning Authority takes possession of the portion taken and Landlord will, at its sole cost and expense, restore the remaining portion of the Premises to a complete architectural unit with all Commercially reasonable diligence and speed and will reduce the Basic Rent for the period after the date the Condemning Authority takes possession of the portion of the Premises taken to a sum equal to the product of the Basic Rent provided for in this Lease multiplied by a fraction, the numerator of which is the rentable area of the Premises after the Taking and after Landlord restores the Premises to a complete architectural unit, and the denominator of which is the rentable area of the Premises prior to the Taking. Landlord will also equitably adjust Tenant's Share of Excess Expenses Percentage for the same period to account for the reduction in the rentable area of the Premises or the Building resulting from the Taking. Tenant's obligation to pay Basic Rent and Tenant's Share of Excess Expenses will abate on a proportionate basis with respect to that portion of the Premises remaining after the Taking that Tenant is unable to use during Landlord's restoration for the period of time that Tenant is unable to use such portion of the Premises.

         12.3. Tenant's Participation. Landlord is entitled to receive and keep all damages, awards or payments resulting from or paid on account of the Taking. Accordingly, Tenant waives and assigns to Landlord any interest of Tenant in any such damages, awards or payments. Tenant may prove in any condemnation proceedings and may receive any separate award for damages to or condemnation of Tenant's movable trade fixtures and equipment and for moving expenses; provided however, that Tenant has no right to receive any award for its interest in this Lease or for loss of leasehold.

         12.4. Exclusive Taking Remedy. The provisions of this Article 12 are Tenant's sole and exclusive rights and remedies in the event of a Taking. To the extent permitted by the Laws, Tenant waives the benefits of any Law that provides Tenant any abatement or termination rights or any right to receive any payment or award (by virtue of a Taking), provided that Tenant does not waive the right to receive any award to which Tenant is entitled pursuant to Section
12.3 of this Lease.

                                  ARTICLE 13.

                                    TRANSFERS

         13.1. Restriction on Transfers. Tenant will not cause or suffer a Transfer without obtaining Landlord's prior written consent. Landlord may grant or withhold consent in Landlord's sole and absolute discretion. Landlord may also, at Landlord's option by notifying Tenant, recapture" any portion of the Premises that would be affected by such Transfer. Tenant's request for consent to a Transfer must describe in detail the parties, terms, portion of the Premises, and other circumstances involved in the proposed Transfer. Landlord will notify Tenant of Landlord's election to consent, withhold consent and/or recapture within 30 days of Landlord's receipt of such a written request for consent to the Transfer from Tenant. Tenant will provide Landlord with any additional information Landlord reasonably requests regarding the proposed Transfer or the proposed Transferee. If Landlord consents to the Transfer, Landlord may impose on Tenant or the transferee such conditions as Landlord, in its sole and absolute discretion, deems appropriate. No Transfer releases Tenant from any liability of obligation under this Lease and Tenant remains liable to Landlord after such a Transfer as a principal and not as a surety_ If Landlord consents to any transfer, Tenant will pay to Landlord, as Additional Rent, 50% of any amount Tenant receives on account of the Transfer in excess of the amounts this Lease otherwise requires Tenant to pay. In no event may Tenant cause or permit a Transfer to another tenant of the Building. Any attempted Transfer in violation of this Lease is null and void and constitutes an Event of Default under this Lease.

         13.2. Costs. Tenant will pay to Landlord, as Additional Rent, all costs and expenses Landlord incurs in connection with any Transfer, including, without limitation, reasonable attorneys' fees and costs, regardless whether Landlord consents to the Transfer.

                                  ARTICLE 14.

                               DEFAULTS; REMEDIES

         14.1. Events of Default. The occurrence of any of the following constitutes an "Event of Default" by Tenant under this lease_ Landlord and Tenant agree that the notices required by this Section 14.1 are intended to satisfy any and all notice requirements imposed by the Laws and are not in addition to any such requirements.

                  14.1.1. Failure to Pay Rent. Tenant fails to pay Basic Rent, any monthly installment of Tenant's Share of Excess Expenses or any other Additional Rent amount as and when due and such failure continues for five days after Landlord notifies Tenant_

                  14.1.2. Failure to Perform. Tenant breaches or fails to perform any of Tenant's nonmonetary obligations under this Lease and the breach or failure continues for a period of 30 days after Landlord notifies Tenant of Tenant's breach or failure; provided that if Tenant cannot cure its breach or failure within a 30 day period, Tenant's breach or failure is not an Event of Default if Tenant commences to cure its breach or failure within the 30 day period and thereafter diligently pursues the cure and effects the cure within a period of time that does not exceed an additional 15 days after the expiration of the initial 30 day period. Notwithstanding any contrary language contained in this Section 14.1,2. Tenant is not entitled to any notice or cure period before an uncurable breach or failure of this Lease becomes an Event of Default.

                  14.1.3. Misrepresentation. The existence of any material misrepresentation or omission in any financial statements, correspondence or other information provided to Landlord by or on behalf of Tenant or any Guarantor in connection with (a) Tenant's negotiation or execution of this Lease; (b) Landlord's evaluation of Tenant as a prospective tenant at the Property; (c) any proposed or attempted Transfer; or (d) any consent or approval Tenant requests under this Lease.

                  14.1.4. Guaranty Default. Guarantor's default (beyond any applicable notice and grace periods) under any guaranty now or after the Effective Date securing all or any part of Tenant's obligations under this Lease.

                  14.1.5. Other Defaults. (a) Tenant makes a general assignment or general arrangement for the benefit of creditors; (b) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by Tenant; (c) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed against Tenant and is not dismissed within 30 days; (d) a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within 30 days; or (e) substantially all of Tenant's assets, substantially all of Tenant's assets located at the Premises, or Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure not discharged within 30 days. If a court of competent jurisdiction determines that any act described in this Section does not constitute an Event of Default, and the court appoints a trustee to take possession of the Premises (or if Tenant remains a debtor in possession of the Premises) and such trustee or Tenant Transfers Tenant's interest hereunder, then Landlord is entitled to receive, as Additional Rent, the amount by which the Rent

(or any other consideration) paid in Connection with the Transfer exceeds the Rent otherwise payable by Tenant under this Lease.

         14.2. Remedies. Upon the occurrence of any Event of Default, Landlord may at any time and from time to time, and without preventing Landlord from exercising any other right or remedy, exercise any one or more of the following remedies:

                  14.2.1. Termination of Tenant's Possession/Re-entry and Reletting Right. Terminate Tenant's right to possess the Premises by any lawful means with or without terminating this Lease, in which event Tenant will immediately surrender possession of the Premises to Landlord. In such event, this Lease continues in full force and effect (except for Tenant's right to possess the Premises) and Tenant continues to be obligated for and must pay all Rent as and when due under this Lease. Unless Landlord specifically states that it is terminating this Lease, Landlord's termination of Tenant's right to possess the Premises is not to be construed as an election by Landlord to terminate this Lease or Tenant's obligations and liabilities under this Lease. If Landlord terminates Tenant's right to possess the Premises, Landlord is not obligated to, but may re-enter the Premises and remove all persons and property from the Premises. Landlord may store any property Landlord removes from the Premises in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such re-entry, Landlord is not obligated to, but may relet all or any part of the Premises to a third party or parties for Tenant's account. Tenant is immediately liable to Landlord for all Re-entry Costs and must pay Landlord the same within five days after Landlord's notice to Tenant. Landlord may relet the Premises for a period shorter or longer than the remaining Term. If Landlord relets all or any part of the Premises, Tenant will Continue to pay Rent when due under this Lease and Landlord will refund to Tenant the Net Rent Landlord actually receives from the reletting up to a maximum amount equal to the Rent Tenant paid that came due after Landlord's reletting. If the Net Rent Landlord actually receives from reletting exceeds such Rent, Landlord will apply the excess sum to future Rent due under this Lease. Landlord may retain any surplus Net Rent remaining at the expiration o(the Term.

                  14.2.2. Termination of Lease. Terminate this lease effective on the date Landlord specifies in Landlord's notice to Tenant. Upon termination, Tenant will immediately surrender possession of the Premises to Landlord If Landlord terminates this Lease, Landlord may recover from Tenant and Tenant will pay to landlord on demand all damages Landlord incurs by reason of Tenant's default, including, without limitation, (a) all Rent due and payable under this Lease as of the effective date of the termination; (b) any amount necessary to compensate Landlord for any detriment proximately caused Landlord by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would likely result from Tenant's failure to perform, including, but not limited to, any Re-entry Costs; (c) an amount equal to the difference between the present worth, as of the effective date of the termination, of the Basic Rent for the balance of the Term remaining after the effective date of the termination (assuming no termination) and the present worth, as of the effective date of the termination, of a fair market basic rent for the Premises for the same period (as Landlord reasonably determines the fair market basic rent); and
(d) Tenant's Share of Excess Expenses to the extent Landlord is not otherwise reimbursed for such Excess Expenses. For purposes of this Section, Landlord will compute present worth by utilizing a discount rate of 8% per annum. Nothing in this Section limits or prejudices Landlord's right to prove and obtain damages in an amount equal to the maximum amount allowed by the Laws, regardless whether such damages are greater than the amounts set forth in this Section.

                  14.2.3. Present Worth of Rent. Recover from Tenant, and Tenant will pay to Landlord on demand, an amount equal to the then present worth, as of the effective date of termination, of the aggregate of the Rent and any other charges payable by Tenant under this Lease for the unexpired portion of the Term Landlord will employ a discount rate of 8% per annum to compute present worth.

                  14.2.4. Other Remedies. Exercise any other right or remedy available to Landlord under this Lease, or otherwise at law or in equity.

         14.3. Costs. Tenant will reimburse and compensate Landlord on demand and as Additional Rent for any actual loss Landlord incurs in connection with, resulting from or related to any breach or default of Tenant under this Lease, regardless whether the breach or default constitutes an Event of Default, and regardless whether suit is commenced or judgment is entered. Such loss includes all reasonable legal fees, costs and expenses (including paralegal fees and other professional fees and expenses) Landlord incurs investigating, negotiating, settling or enforcing any of Landlord's rights or remedies or otherwise protecting Landlord's interests under this Lease. Tenant will also indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against all Claims Landlord or any of the other Landlord Parties incurs if Landlord or any of the other Landlord Parties becomes or is made a party to any claim or action (a) instituted by Tenant or by or against any person holding any interest in the Premises by, under or through Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; or (c) otherwise arising out of or resulting from any act or omission of Tenant or such other person. In addition to the foregoing, Landlord is entitled to reimbursement of all of Landlord's fees, expenses and damages, including, but not limited to, reasonable attorneys' fees and paralegal and other professional fees and expenses, Landlord incurs In connection with protecting its interests in any bankruptcy or insolvency proceeding involving Tenant, including, without limitation, any proceeding under any chapter of the Bankruptcy Code; by exercising and advocating rights under Section 365 of the Bankruptcy Code; by proposing a plan of reorganization and objecting to competing plans; and by filing motions for relief from stay. Such fees and expenses are payable on demand, or, in any event, upon assumption or rejection of this Lease in bankruptcy.

         14.4. Waiver and Release by Tenant. Tenant waives and releases all Claims Tenant may have resulting from Landlord's re-entry and taking possession of the Premises by any lawful means and removing and storing Tenant's property as permitted under this Lease, regardless whether this Lease is terminated and, to the fullest extent allowable under the Laws, Tenant releases and will indemnity, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against any and all Claims occasioned thereby. No such reentry is to be considered or construed as a forcible entry by Landlord.

         14.5. Landlord's Default. If Landlord defaults in the performance of any of its obligations under this Lease, Tenant will notify Landlord of the default and landlord will have 30 days after receiving such notice to cure the default. If Landlord is not reasonably able to cure the default within a 30 day period, Landlord will have an additional reasonable period of time to cure the default as long as Landlord commences the cure within the 30 day period and thereafter diligently pursues the cure. If Landlord fails to cure the default within the cure period stated above, Tenant may provide a second notice of the default to Landlord (which notice must specifically state that it is a second notice) and if Landlord fails to cure such default within fifteen (15) days after receiving such second notice, then Tenant may exercise or pursue such rights or remedies as are available to Tenant under the law; provided, however, that in no event is Landlord liable to Tenant or any other person for consequential, special or punitive damages, including, without limitation, lost profits.

         14.6. No Waiver. No failure by Landlord to insist upon the performance of any provision of this Lease or to exercise any right or remedy upon a breach or default thereof, and no acceptance by Landlord of full or partial Rent from Tenant or any third party during the continuance of any such breach or default, constitutes Landlord's waiver of any Such breach or of any such default by Tenant in Tenant's performance of its obligations under this Lease. No waiver of any default by Tenant in the performance of its obligations under this Lease may be implied from any omission by Landlord to take any action on account of such default. None of the terms of this Lease to be kept, Observed or performed by Tenant, and no breach of default thereof, may be waived, altered or modified except by a written instrument executed by Landlord. One or more waivers by Landlord is not to be construed as a waiver of a subsequent breach or default of the same covenant, term or condition. No statement on a payment check from Tenant or in a letter accompanying a payment check is binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of any such statement. If Tenant pays any amount other than the actual amount due Landlord, receipt or collection of such partial payment does not constitute an accord and satisfaction Landlord may retain any such partial payment, whether restrictively endorsed or otherwise, without prejudice to Landlord's right to Collect the balance properly due. If all or any portion of any payment is dishonored for any reason, payment will not be deemed made until the entire amount due is actually collected by Landlord. The foregoing provisions box agent or other person on Landlord's behalf.

                                  ARTICLE 15.

                        CREDITORS; ESTOPPEL CERTIFICATES

         15.1. Subordination. This Lease, all rights of Tenant in this Lease, and all interest or estate of Tenant in the Property, is subject and subordinate to the lien of any Mortgage. Tenant will, on Landlord's demand, execute and deliver to Landlord or to any other person Landlord designates any instruments, releases or other documents reasonably required to Confirm the self-effectuating subordination of this Lease as provided in this Section to the lien of any Mortgage. The subordination to any future Mortgage provided for in this Section is expressly conditioned upon the mortgagee's agreement that as long as Tenant is not in default in the payment of Rent or the performance and observance of any Covenant, condition, provision, term or agreement to be performed and observed by Tenant under this Lease, beyond any applicable grace or cure period this Lease provides Tenant, the holder of the Mortgage will not disturb Tenant's rights under this Lease. The lien of any existing or future Mortgage will not cover Tenant's moveable trade fixtures or other personal property of Tenant located in or on the Premises.

         15.2. Attornment. If any ground lessor, the holder of any Mortgage at a foreclosure sale or any other transferee acquires Landlord's interest in this Lease, the Premises or the Property, Tenant will adorn to the transferee of or successor to Landlord's interest in this lease, the Premises or the Property (as the case may be) and recognize such transferee or successor as landlord under this lease. Tenant waives the protection of any statute or rule of law that gives or purports to give Tenant any right to terminate this lease or surrender possession of the Premises upon the transfer of Landlord's interest.

         15.3. Mortgagee Protection Clause. Tenant will give the holder of any Mortgage, by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or the holder of the Mortgage previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of such holder. Tenant further agrees that if landlord fails to cure such default within the time provided for in this Lease, then Tenant will provide written notice of such failure to such holder and such holder will have an additional 30 days within which to cure the default. If the default cannot be cured within the additional 30 day period, then the holder will have such additional time as may be necessary to effect the cure if, within the 30 day period, the holder has commenced and is diligently pursuing the cure (including without limitation commencing foreclosure proceedings if necessary to effect the cure).

         15.4. Estoppel Certificates.

                  15.4.1. Contents. Upon Landlord's written request, Tenant will execute, acknowledge and deliver to Landlord a written statement in form satisfactory to Landlord certifying: (a) that this Lease (and all guaranties, if any) is unmodified and in full force and effect (or, if there have been any modifications, that the Lease is in full force and effect, as modified, and stating the modifications); (b) that this Lease has not been canceled or terminated; (c) the last date of payment of Rent and the time period covered by such payment; (d) whether there are then existing any breaches or defaults by Landlord under this Lease known to Tenant, and, if so, specifying the same; (e) specifying any existing claims or defenses in favor of Tenant against the enforcement of this Lease (or of any guaranties); and (f) such other factual statements as Landlord, any lender, prospective lender, investor or purchaser may request. Tenant will deliver the statement to Landlord within 10 Business Days after Landlord's request. Landlord may give any such statement by Tenant to any lender, prospective lender, investor or purchaser of all or any part of the Property and any such party may conclusively rely upon such statement as true and correct.

                  15.4.2. Failure to Deliver. If Tenant does not timely deliver the statement referenced in Section 15.4.1 to Landlord, (a) Landlord may execute and deliver the statement to any third party on behalf of Tenant and (b) such failure constitutes an Event of Default under this Lease. Further, if Tenant so fails to timely deliver the statement, Landlord and any lender, prospective lender, investor or purchaser may conclusively presume and rely that, except as otherwise represented by Landlord (i) the terms and provisions of this Lease have not been changed; (ii) this Lease has not been Canceled or terminated;
(iii) not more than one month's Rent has been paid in advance; and (iv) Landlord is not in default in the performance of any of its obligations under this Lease. In such event, Tenant is estopped from denying the truth of such facts.

                                  ARTICLE 16.

                              TERMINATION OF LEASE

         16.1. Surrender of Premises. Tenant will surrender the Premises to Landlord at (he expiration or earlier termination of this Lease in good order, condition and repair, reasonable wear and tear, permitted. Alternations and damage by insured casualty or condemnation" excepted, and will surrender all keys to the Premises to Property Manager or to Landlord at the place then fixed for Tenant's payment o( Basic Rent or as Landlord or Property Manager otherwise direct. Tenant will also inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises or on the Property. Tenant will at such time remove all of its property from the Premises and, if Landlord so requests, all specified Alterations and improvements Tenant placed on the Premises Tenant will promptly repair any damage to the Premises caused by such removal. Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless Landlord from and against any Claim resulting from Tenant's failure or delay in surrendering the Premises in accordance with this section, including, without limitation, any Claim made by any succeeding occupant (rounded on such delay. All property of Tenant( not removed on or before the last day of the Term is deemed abandoned. Tenant appoints Landlord as tenants agent to remove, at Tenants sole cost and expense, all of Tenant's property from the Premises upon termination of (his Lease and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant, and Landlord will not be liable for damage, theft, misappropriation or loss thereof or in any manner in respect hereto.

         16.2. Holding Over. If Tenant possesses the Premises after the Term expires or is otherwise terminated without executing a new lease but with Landlord's written consent (which consent may be given or withheld by Landlord in its sole discretion) (such period being hereinafter referred to as (the "Permitted Holdover Period"), Tenant is deemed to be occupying the Premises during the Permitted Holdover Period as a tenant from month-to-month, subject to all provisions, conditions and obligations of this Lease applicable to a month-to-month tenancy, except that (a) Rent during the Permitted Holdover Period will equal 125% of the greater of (i) the Rent payable by Tenant in the last Lease Year of the Term or (ii) the basic rent and additional rent (on a daily basis) Landlord charges during the Permitted Holdover Period on new leases in the Property for space similar to the Premises, and (b) either Landlord or Tenant may terminate the Permitted Holdover Period at any time upon thirty (30) days prior written notice to the other party. The permitted Holdover Period will not exceed three months. If Landlord does not give its written consent to such holding over by Tenant and Tenant nevertheless possesses the Premises after the Term expires or is otherwise terminated, or if Landlord gives its written consent as provided above but Tenant remains in possession of the Premises after the expiration of the Permitted Holdover Period, Tenant is deemed to be occupying the Premises without claim of right (but subject to all terms and conditions of this Lease) and, in addition to Tenant's liability for failing to surrender possession of the Premises as provided in Section 18.1, Tenant will pay Landlord a charge for each day of occupancy after expiration of the Term (or after the expiration of the Permitted Holdover Period, if applicable) in an amount equal to double the greater of Tenant's then-existing Rent or the basic rent and additional rent (on a daily basis) Landlord charges at the time of the holdover on new leases in the Property or space similar to the Premises.

                                  ARTICLE 17.

                              ADDITIONAL PROVISIONS

         17.1. Initial improvements.

                  17.1.1. Landlord's Improvements. Landlord will provide, at no cost to Tenant, the Landlord's Improvement(s. Landlord will either stockpile or install, as applicable, Landlord's Improvements.

                  17.1.2. Tenant's Improvements. Landlord will cause Opus West Construction Corporation ("General Contractor') to construct, at Tenant's sole cost and expense, all tenants Improvements. Tenant's Improvements will be designed as described in this Section 17.1. Tenant will pay (i) all of General Contractor(s direct and indirect costs in connection with the design and construction of Tenant's Improvements, plus (ii) 10% of the sum of all such direct and indirect costs for General Contractor's overhead and profit. Such costs of General Contractor may include, without limitation, space planning costs, construction document preparation costs, design costs, construction drawing costs, general conditions, construction costs and all costs General Contractor incurs in connection with obtaining permits for Tenant's Improvements. Since General Contractor will be charging 10% for overhead and profit (as stated above), Landlord will not separately charge for overhead or profit. Upon General Contractor's selection of a subcontractor bid, the applicable bid amount will be included in the amount set forth in clause (i) above without any mark-up by Landlord or General Contractor (other than the 10% overhead and profit charged by General Contractor pursuant to clause (ii) above), Tenant's Improvements become the property of Landlord and a part of the Building immediately upon installation,

                  17.1.3. Improvement Allowance. Landlord will credit an amount not to exceed the Improvement Allowance, against Tenant's obligation to pay for the design and installation of Tenant's Improvements. Landlord is not obligated to pay or incur any amounts that exceed the Improvement Allowance. If the cost of Tenant's Improvements exceeds the Improvement allowance, Tenant will pay the excess to Landlord in cash as Additional Rent. Tenant will also pay, as Additional Rent, all of Landlord's costs (including lost rent) resulting from Tenant Delay. If Landlord reasonably estimates that the cost of Tenant's Improvements will exceed the Improvement Allowance, Landlord may require Tenant to deposit with Landlord, within six (60) days of the date this Lease Is executed, an amount equal to one-half (1/2) of the amount by which the cost of tenants Improvements exceeds the Improvement Allowance. The remaining one-half (1/2) of the amount by which the cost of Tenant's Improvements exceeds the Improvement Allowance will be paid upon the earlier of occupancy of the Premises or the Rent Commencement Date.

                  17.1.4. Project Manager Site Superintendent. Contractor is the general contractor for all Tenant's Improvements. In connection with installing Tenant's Improvements, Contractor will utilize a project manager and site superintendent, the fees of which are payable by Tenant on an hourly basis as a direct cost of the Tenant's Improvements.

                  17.1.5. Space Plan. On or before July 1, 1999, Tenant will provide Landlord with a space plan for Tenant's Improvements. The space plan must (a) be compatible with the base building and the mechanical components of the base building (as reasonably determined by Landlord); (b) be adequate, in Landlord's reasonable discretion, for Landlord to prepare construction drawings for Tenant's Improvements; (c) show, in reasonable detail, the design and appearance of the finishing material Landlord will use in connection with installing Tenant's Improvements; (d) contain such other detail or description as may be necessary for Landlord to adequately outline the scope of Tenant's Improvements; (e) conform to all applicable governing codes and ordinances; and
(f) contain all information necessary for construction cost estimating. All space plan drawings must be not less than 1/8" scale. Without limiting those general requirements, the space plan must expressly specify and include (without limitation) all of the following: (1) wall types and heights and insulation, if needed; (2) door types and hardware groups; (3) door frame types; (4) ceiling heights; (5) ceiling materials; (6) floor covering materials and locations; (7) all wall finishes; (8) any appliances, special systems or equipment to be furnished as e part of the construction; (9) any mechanical requirements beyond that provided in the base building; (10) any fire protection requirements beyond that provided in the base building; (11) any plumbing requirements; (12) all power and data locations; (13) any power required other than building standard power distribution; (14) any power requirements for modular furniture; (15) any emergency power requirement; (16) any lighting requirements beyond that provided in the base building; (17) millwork elevations and details; (18) specific floor material selections and designations; and (19) specific wall material selections and designations. Landlord will provide building standard materials, systems and capacities i( not otherwise noted. The space plan must also include enlarged sketch layouts for any non-standard rooms, including reflected ceiling plans, and must state the approximate usable and rentable square footage of the Premises. If Tenant fails to provide Landlord with a space plan meeting the foregoing requirements by the date set forth above in this Section, then such delay is a Tenant Delay until such space plan is delivered to Landlord.

                  17.1.6. Construction Drawings and Specifications. After Landlord receives Tenant's space plan, Landlord will provide Tenant with the Construction Drawings and Specifications. Tenant will approve or disapprove (specifically describing any reasons for disapproval) the Construction Drawings and Specifications in writing within three Business Days after receiving them. Any failure by Tenant to timely deliver such approval or disapproval is a Tenant Delay until received. If Tenant disapproves the Construction Drawings and Specifications, Landlord will provide appropriately revised Construction Drawings and Specifications to Tenant for approval (or disapproval) within three Business Days on the same basis as set forth above. If the review and approval process is not concluded (with Tenant having approved the Construction Drawings and Specifications) on or before August 1, 1999, then such delay is a Tenant Delay until Tenant's approval is received. After Tenant's approval, Landlord will submit the Construction Drawings and Specifications for permits and construction bids. Tenant will not withhold any approval except for reasonable cause and will not act in an arbitrary or capricious manner in connection with the review, revision, approval or disapproval of the Construction Drawings and Specifications. Tenant will not specify long lead time items that would delay Substantial Completion of Tenant's Improvements.

                  17.1.7. Changes to Construction Drawings and Specifications. Tenant will immediately notify Landlord if Tenant desires to make any changes to Tenant's Improvements after Tenant has approved the Construction Drawings and Specifications. If Landlord approves the revisions, Landlord will notify Tenant of the anticipated additional cost and delay in completing Tenant's Improvements which would be caused by such revisions. Tenant will approve or disapprove the increased cost and delay within three Business Days after such notice. If Tenant approves, Landlord will prepare, and Landlord and Tenant will execute, a Change owner describing the revisions and the anticipated additional cost and delay. Any delay relating to a request for revisions or a Change Order is a Tenant Delay. If the Change Order causes the cost of Tenant's Improvements to exceed the Improvement Allowance (or if the cost of Tenant's improvements already exceeds the Improvement Allowance), Landlord may require Tenant to prepay the added costs of the Change Order.

                  17.1.8. Tenant's Representative. Tenant designates Jim Valenzuela as the representative of Tenant having authority to approve the Construction Drawings and Specifications, request or approve any Change Order, and to bind Tenant by signing such documents and all other notices and directions to Landlord regarding Tenant's Improvements.

                  17.1.9. Substantial Completion. Landlord will use commercially reasonable efforts to achieve Substantial Completion of Tenant's Improvements on or before the Delivery Date, subject to Tenant Delay and delays caused by Force Majeure. A Tenant Delay automatically extends the Delivery Date for Tenant's Improvements and the Commencement Date but does not extend the Rent Commencement Date of this Lease.

                  17.1.10. Punch List. Within 20 days after Substantial Completion, Landlord and Tenant will inspect the Premises and develop a Punch List. Landlord will complete (or repair, as the case may be the items listed on the Punch List with commercially reasonable diligence and speed, subject to Tenant Delay and Force Majeure. If Tenant refuses to inspect the Premises with Landlord within the 20- day period, Tenant is deemed to have accepted the Premises as delivered, subject to Section 17.1.11.

                  17.1.11. Construction Warranty. Landlord warrants Tenant's Improvements against defective workmanship and materials for a period of one year after Substantial Completion. Landlord's sole obligation under this warranty is to repair or replace, as necessary, any defective item caused by poor workmanship or materials if Tenant notices Landlord of the defective item within such one year period. Landlord has no obligation to repair or replace any item after such one year period expires, THE WARRANTY TERMS PROVIDE THE SOLE AND EXCLUSIVE RIGHT AND REMEDY OF TENANT FOR INCOMPLETE OR DEFECTIVE WORKMANSHIP OR MATERIALS OR OTHER DEFECTS IN THE PREMISES IN LIEU OF ANY CONTRACT, WARRANTY OR OTHER RIGHTS, WHETHER EXPRESS OR IMPLIED, THAT MIGHT OTHERWISE BE AVAILABLE UNDER APPLICABLE LAW. ALL OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED.

         17.2. Security Deposit: Application to Basic Rent. Concurrently with Tenant's execution of this Lease, Tenant will deposit with Landlord the Security Deposit. If Tenant defaults with respect to any of the terms, provisions, covenants and conditions of this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of any Rent in default or any other sum which Landlord expends by reason of Tenant's default, Tenant is not entitled to any interest on the Security Deposit. It is expressly agreed that the

Security Deposit is not an advance rental deposit or a measure of Landlord's damages in the case of Tenant's default. Upon application of all or any part of the Security Deposit as provided above, Tenant must upon demand restore the Security Deposit to its original amount. Any application of the Security Deposit by Landlord shall not be deemed to have cured Tenant's default. If Tenant is not in default under this Lease on the first day of the sixth, twelfth, eighteenth, and sixtieth full calendar months of the Term, then on each of such dates, a portion of the Security Deposit shall be applied to pay the Basic Rent due for such month.

         17.3. Cap on Controllable Operating Expenses. Landlord agrees that, during the initial five- year Term of this Lease, in calculating Tenant's Share of Excess Expenses pursuant to Article 3, that portion of Operating Expenses which are controllable by Landlord (specifically excluding, without limitation, insurance premiums, taxes [including Property Taxes and costs of utilities) will not increase more than six percent (6%) per year, compounded annually, over the amount of such controllable Operating Expenses for the calendar year in which the Rent Commencement Date occurs.

         17.4. First Right of Offer Subject to the terms and conditions set forth in this Section, Landlord hereby grants to Tenant the first right ("First Right") to be offered by Landlord the opportunity to lease the approximately 1,400 rentable square feet of space located on the second floor of the Building and designated on EXHIBIT "C" attached hereto and incorporated herein by this reference If, at any time while this First Right is in effect, Landlord should intend to lease such space to a third party lessee, then Landlord shall first offer to lease such space to Tenant. If Landlord offers to Lease such space to Tenant pursuant to this Section and Tenant desires to lease such space, Tenant will, within five (5) Business Days of its receipt of Landlord's notice, prepare and provide to Landlord a letter of intent describing the terms on which Tenant desires to lease such space from Landlord, and Tenant will, within ten (10) Business Days of its receipt of Landlord's notice, prepare and provide to Landlord a space plan for such space. If Tenant notices Landlord in writing within such five-day period that Tenant does not desire to lease such space, or if Tenant does not provide Landlord with a letter of intent within such five-day period, then, in either of the above instances, Landlord's obligations under this Section will automatically terminate and Landlord will thereafter be entitled to lease such space. If Tenant provides Landlord with a letter of intent within such five-day period, the parties shall thereafter negotiate for Tenant's lease of the space from Landlord; provided, however, that if Landlord and Tenant are unable to mutually agree upon the terms of Tenant's lease of such space and to execute a written amendment to this Lease within the ten-day period referenced above (which amendment shall contain the terms mutually agreed to by the parties for Tenants lease of such space), then Landlord's obligations under this Section shall automatically terminate at the end of such ten-day period. Notwithstanding anything to the contrary contained in this Section, if Tenant's First Right as set forth in this Section is still in effect at the end of the initial five-year Term, such First Right will automatically terminate on the last day thereof. The purpose of this Section is to provide notice to Tenant so that Tenant may be in a position to offer to lease such space on a competitive basis with others, and, notwithstanding anything to the contrary contained in this Section, nothing in this Section shall be deemed to be an option or right of first refusal.

         17.5. Parking. For so long as this Lease remains in effect, Landlord licenses 54 Unreserved Spaces to Tenant. Tenant will pay Landlord $45.00 per month for each of such Unreserved Spaces, and Landlord will not change the fee for such Unreserved Spaces during the initial five-year Term. Thereafter, Tenant will pay Landlord's then-current fee for each such space Tenant will also pay Landlord's then- current fee for any additional spaces licensed hereunder. All parking fees will be paid as Additional Rent at the same time, place and manner as Basic Rent. landlord may change its parking fees at any time o" not less than thirty (30) days prior notice to Tenant Landlord reserves the right to convert parking fees to Basic Rent, in which event Landlord and Tenant will execute an amendment to this Lease evidencing same. Parking at the Property by Tenant is subject to the other provisions of this Lease, including without limitation, the Building Rules. In no event will Landlord be liable for any loss, damage or theft of, to or from any vehicle at the Property, and Tenant will indemnify and defend the Landlord Parties against any claim therefor.

         17.6. Landlord's Indemnification of Tenant. Subject to Tenant's waivers and agreements in Article 10 and elsewhere in this Lease, landlord will, to the fullest extent allowable under the laws, indemnify, protect, defend (with counsel reasonably acceptable to Tenant) and hold harmless Tenant from and against any claims and actions brought against Tenant by third parties which (a) arise out of any bodily injury, death or property damage occurring to such third parties at the Property (other than within the Premises), (b) are not caused in whole or in part by Tenant, and (c) are caused in whole or in part by the gross negligence or willful misconduct of Landlord.

                                  ARTICLE 18.

                            MISCELLANEOUS PROVISIONS

         18.1. Notices. All Notices must be in writing and must be sent by personal delivery, United States registered or certified mail (postage prepaid) or by an independent overnight courier service, addressed to the addresses specified in the Basic Terms or at such other place as either party may designate to the other party by written notice given in accordance with this Section. Notices given by mail are deemed delivered three Business Days after the party sending the Notice deposits the Notice with the United States Post Office. Notices delivered by courier are deemed delivered on the next Business Day after the day the party delivering the Notice timely deposits the Notice with the courier for overnight (next day) delivery.

         18.2. Transfer of landlord's interest. If landlord Transfers (other than for collateral security purposes) the ownership of Landlord's interest in the Premises, the transferor is automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the date of the Transfer, provided that the transferor will deliver to the transferee any funds the" transferor holds in which Tenant has an interest (such as a security deposit). landlord's covenants and obligations in this Lease bind each successive Landlord only during and with respect to its respective period of ownership. However, notwithstanding any such Transfer, the transferor remains entitled to the benefits of Tenant's releases and indemnity and insurance obligations (and similar obligations) under this Lease with respect to matters arising or accruing during the transferor's period of ownership.

         18.3. Successors. The covenants and agreements contained in this Lease bind and inure to the benefit of Landlord, its successors and assigns, bind Tenant and its successors and assigns and inure to the benefit of Tenant and its permitted successors and assigns.

         18.4. Captions and interpretation. The captions of the articles and sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular includes the plural and the plural includes the singular.

         18.5. Relationship of Parties. This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant other than that of landlord and tenant.

         18.6. Entire Agreement; Amendment. The Basic Terms and all exhibits, addenda and schedules attached to this Lease are incorporated into this Lease as though fully set forth in this Lease and together with this Lease contain the entire agreement between the parties with respect to the improvement and leasing of the Premises. All preliminary and contemporaneous negotiations, including, without limitation, any letters of intent or other proposals and any drafts and related correspondence, a% merged into and superseded by this Lease. No subsequent alteration, amendment, change or addition to this Lease (other than to the Building Rules) is binding on Landlord or Tenant unless it is in writing and signed by the party to be charged with performance.

         18.7. Severability. If any covenant, condition, provision, term or agreement of this Lease is, to any extent, held invalid or unenforceable, the remaining portion thereof and all other covenants, conditions, provisions, terms and agreements of this Lease will not be affected by such holding, and will remain valid and in force to the fullest extent permitted by law.

         18.8. Landlord's Limited Liability. Tenant will to look solely to Landlord's interest in the Property for recovering any judgment or collecting any obligation from Landlord or any other Landlord Party. Tenant agrees that neither Landlord nor any other Landlord Party will be personally liable for any judgment or deficiency decree.

         18.9. Survival. All of Tenant's obligations under this Lease (together with interest on payment oblations at the Maximum Rate) accruing prior to aspiration or other termination of this Lease survive the expiration or other termination of this Lease. Further, all of Tenant's releases and indemnification, defense and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

         18.10. Attorneys' Fees. If either Landlord or Tenant commences any litigation or judicial action to determine or enforce any of the provisions of this Lease, the prevailing party in any such litigation or judicial action is entitled to recover all of its costs and expenses (including, but not limited to, reasonable attorneys' fees, costs and expenditures) from the nonprevailing party.

         18.11. Brokers, Landlord and Tenant each represents and warrants to the other that it has not had any dealings with any realtors, brokers, enders or agents in connection with this Lease (except as may be specifically set forth in the Basic Terms) and each releases and agrees to indemnify, defend and hold the other harmless from and against any Claims based on the failure or alleged failure to pay any realtors, brokers, finders or agents (other than any brokers specified in the Basic Terms) and from any cost, expense or liability for any compensation, commission or changes claimed by any realtors, brokers, finders or agents (other than any brokers specified in the Basic Terms) claiming by, through or on behalf of it with respect to this Lease or (he negotiation of this Lease. Landlord will pay any brokers named in the Basic Terms in accordance with the applicable listing agreement for the Property.

         18.12. Governing Law. This Lease is governed by, and must be interpreted under, the internal laws of the State. Any suit arising from or relating to this Lease must be brought in the County; Landlord and Tenant waive the right to bring suit elsewhere.

         18.13. Time is of the Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

         18.14. Joint and Several Liability. All parties signing (his Lease as Tenant and any Guarantor(s) of this Lease are jointly and severally liable for performing all of Tenant's obligations under this Lease.

         18.15. Tenant's Waiver, Any claim Tenant may have against Landlord for default in performance of any of Landlord's obligations under this Lease is deemed waived unless Tenant notifies Landlord of the default within 90 days after Tenant knew or should have known of the default.

         18.16. Tenant's Organization Documents; Authority. If Tenant is an entity, Tenant will, within 10 days after Landlord's written request, deliver to
Landlord: (a) Certificate(s) of Good Standing from the state of formation of Tenant and, if different, the State, confirming that Tenant is in good standing under the laws governing formation and qualification to transact business in such state(s); and (b) a copy of Tenant's organizational documents and any amendments or modifications thereof, certified as true and correct by an appropriate official of Tenant. Tenant and each individual signing this Lease on behalf of Tenant represents and warrants that they are duly authorized to sign on behalf of and to bind Tenant and that this Lease is a duly authored, binding and enforceable obligation of Tenant.

         18.17. Provisions are Covenants and Conditions. All provisions of this Lease, whether covenants or conditions, are deemed both covenants and conditions.

         18.18. Force Majeure. If Landlord is delayed or prevented from performing any obligation under this Lease (excluding, however, the payment of money) by reason of Force Majeure, Landlord's performance of such obligation is excused for a period equal to (a) the duration of the Force Majeure event, or
(b) if longer, the period of delay actually caused by the Force Majeure event.

         18.19. Management. Property Manager is authorized to manage the Property. Landlord appointed Property Manager to act as Landlord's agent for leasing, managing and operating the Property. The Property Manager then serving is authorized to accept service of process and to receive and give notices and demands on Landlord's behalf.

         18.20. Financial Statements. Tenant will, prior to Tenant's execution of this Lease and within 10 days after Landlord's request( at any time during the Term, deliver to Landlord complete, accurate and up-to-date financial statements with respect to Tenant and any

Guarantor(s) or other parties obligated upon this Lease, which financial statements must be (a) prepared according to generally accepted accounting principles consistently applied, and (b) certified by an independent certified public accountant or by Tenant's (or Guarantor's, as the case may be) chief financial officer that the same are a true, complete and correct statement of Tenant's (or Guarantors) financial condition as of the date of such financial statements.

         18.21. Quiet Enjoyment. Landlord covenants and agrees that Tenant will quietly hold, occupy and enjoy the Premises during the Term, subject to the terms and conditions of this Lease free from molestation or hindrance by Landlord or any person claiming by, through or under Landlord, if Tenant pays all Rent as and when due and keeps, observes and fully satisfies all other covenants, obligations and agreements of Tenant under this Lease.

         18.22. No Recording. Tenant will not record this Lease or a Memorandum of this Lease without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion.

         18.23. Nondisclosure of Lease Terms. The terms and conditions of this Lease constitute proprietary information of Landlord that Tenant will keep confidential. Tenant's disclosure of the terms and conditions of this Lease could adversely affect Landlord's ability to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant will not, without Landlord's consent, which consent Landlord may grant or withhold in its sole and absolute discretion, directly or indirectly disclose the terms and conditions of this Lease to any other tenant or prospective tenant of the Building or to any other person or entity other than Tenant's employees and agents who have a legitimate need to know such information (and who will also keep the same in confidence).

         18.24. Construction of Lease and Terms. The terms and provisions of this Lease represent the results of negotiations between Landlord and Tenant, each of which and sophisticated parties and each of which has been represented or been given the opportunity to be represented by counsel of its own choosing, and neither of which has acted under any duress or compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this lease must be interpreted and construed in accordance with their usual and customary meanings, and Landlord and Tenant each waive the application of any rule of law that ambiguous or conflicting terms or provisions contained in this Lease are to be interpreted or construed against the party who prepared the executed Lease or any earlier draft of the same, Landlord's submission of this instrument to Tenant for examination or signature by Tenant does not constitute a reservation of or an option to lease and is not effective as a lease or otherwise until Landlord and Tenant both execute and deliver this Lease. The parties agree that, regardless of which party provided the initial form of this Lease, drafted or modified one or more provisions of this Lease, or compiled, printed or copied this Lease, this Lease is to be construed solely as an offer from Tenant to lease the Premises, executed by Tenant and provided to Landlord for acceptance on the terms set forth in this Lease, which acceptance and the existence of a binding agreement between Tenant and Landlord may then be evidenced only by Landlord's execution of this Lease.

         Landlord and Tenant caused this Lease to be executed and delivered by their duly authorized representatives to be effective as of the Effective Date.

                                            LANDLORD:

Date executed by Landlord:                  OPUS WEST CORPORATION, a Minnesota
                                            corporation
_____________________________

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                            TENANT:

                                            SALESLOGIX CORPORATION, a Delaware
                                            corporation

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                   EXHIBIT "A"

                                   DEFINITIONS

"ADDITIONAL RENT" means any charge, fee or expense (other than Basic Rent) payable by Tenant under this Lease, however denoted.

"ALTERATION" means any change, alteration, addition or improvement to the Premises or Property.

"BANKRUPTCY CODE" means the United States Bankruptcy Code as the same now exists and as the same may be amended, including any and all rules and regulations issued pursuant to or in connection with the United States Bankruptcy Code now in force or in effect after the Effective Date.

"BASIC RENT" means the basic rent payable by Tenant under this Lease, initially in the amounts specified in the Basic Terms.

"BASIC TERMS" means the terms of this Lease identified as the "Basic Terms" before Article 1 of the Lease.

"BUILDING" means that certain office building to be constructed on the Land.

"BUILDING RULES" means those certain rules attached to this Lease as EXHIBIT "E", as landlord may amend the same from time to time.

"BUSINESS DAYS" means any day other than Saturday, Sunday or a legal holiday in the State.

"BUSINESS HOURS" means Monday through Friday from 7:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m., excluding holidays.

"CERTIFICATE OF OCCUPANCY" means a certificate of occupancy or similar document or permit (whether conditional, unconditional, temporary or permanent) which must be obtained from the appropriate governmental authority as a condition to the lawful occupancy by a tenant of space in the Building.

"CITY" means Scottsdale, Arizona

"CHANGE ORDER" means the documentation for a change to Tenant's Improvements which is initiated after the Construction Drawings and Specifications have been approved as provided in Section 17.1.6.

"CLAIMS" means all claims, actions, demands, liabilities, damages, costs, penalties, forfeitures, losses or expenses, including, without limitation, reasonable attorneys' fees and the costs and expenses of enforcing any indemnification, defense or hold harmless obligation under the Lease.

"COMMENCEMENT DATE" means the earlier of (a) five days after the date of Substantial Completion of Tenant's Improvements; or (b) the date Tenant commences business operations in the Premises.

"COMMENCEMENT DATE MEMORANDUM" means the form of memorandum attached to the Lease as EXHIBIT "D".

"COMMON AREA" means the parking area, driveways, lobby areas, and other areas of the Property Landlord may designate from time to time as common area available to all tenants.

"CONDEMNING AUTHORITY" means any person or entity with a statutory or other power of eminent domain.

"CONSTRUCTION DRAWINGS AND SPECIFICATIONS" means the construction drawings and specifications prepared based upon the space plan for the construction of Tenant's Improvements, as provided in Section 17.1.

"CONTRACTOR" means Opus West Construction Corporation, a Minnesota corporation.

"COUNTY" means Maricopa County, Arizona.

"DELIVERY DATE" means the target date for Landlord's delivery of the Premises to Tenant, which initially is the delivery date specified in the Basic Terms.

"EFFECTIVE DATE" means the date Landlord executes this Lease, as indicated on the signature page.

"EVENT OF DEFAULT" means the occurrence of any of the events specified in
Section 14.1 of the Lease, or the occurrence of any other event which this Lease expressly labels as an "Event of Default".

"EXCESS EXPENSES" means the total amount of Property Taxes and Operating Expenses due and payable with respect to the Property during any calendar year of the Term minus the product obtained by multiplying the expense stop specified in the Basic Terms by the number of rentable square feet in the Building.

"FLOOR PLAN" means the floor plan attached to the Lease as EXHIBIT "C".

"FORCE MAJEURE" means acts of God; strikes; lockouts; labor troubles; inability to procure materials; inclement weather; governmental laws or regulations; casualty; orders or directives of any legislative, administrative, or judicial body or any governmental department; inability to obtain any governmental licenses, permissions or authorities (despite commercially reasonable pursuit of such licenses, permissions or authorities); and other similar or dissimilar causes beyond Landlord's reasonable control.

"GUARANTOR" means any person or entity at any time providing a guaranty of all or any part of Tenant's obligations under this Lease.

"HAZARDOUS MATERIALS" means any of the following, in any amount: (a) any petroleum or petroleum product, asbestos in any form, urea formaldehyde and polychlorinated biphenyls; (b) any radioactive substance; (c) any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound; and (d) any chemicals, materials or substances, whether solid, liquid or gas, defined as or included in the definitions of "hazardous substances," "hazardous wastes," "Hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "solid waste," or words of similar import in any federal, state or local statute, law, ordinance or regulation now existing or existing on or after the Effective Date as the same may be interpreted by government offices and agencies.

"HAZARDOUS MATERIALS LAWS" means any federal, state or local statutes, laws, ordinances or regulations now existing or existing after the Effective Date that control, classify, regulate, list or define Hazardous Materials.

"IMPROVEMENT ALLOWANCE" means the amount specified in the Basic Terms to be applied to the costs of designing and installing Tenant's Improvements.

"IMPROVEMENTS" means, collectively, Landlord's Improvements and Tenant's Improvements.

"LAND" means that certain real property legally described on the attached EXHIBIT "B".

"LANDLORD" means only the owner or owners of the Property at the time in question.

"LANDLORD PARTIES" means Landlord and Property Manager and their respective officers, directors, partners, shareholders, members and employees.

"LANDLORD'S IMPROVEMENTS" means the base building improvements to the Premises described on the attached EXHIBIT "F".

"LAWS" means any law, regulation, rule, order, statute or ordinance of any governmental or private entity in effect on or after the Effective Date and applicable to the Property or the use or occupancy of the Property, including, without limitation, Hazardous Materials Laws, Building Rules and Permitted Encumbrances.

"LEASE" means this Office Lease Agreement, as the same may be amended or modified after the Effective Date.

"LEASE YEAR" means each consecutive 12 month period during the Term, commencing on the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year is a period beginning on the Commencement Date and ending on the last day of the calendar month in which the Commencement Date occurs plus the following 12 consecutive calendar months.

"MAXIMUM RATE" means interest at a rate equal to the lesser of (a) 18% per annum, or (b) the maximum interest rate permitted by law.

"MORTGAGE" means any mortgage, deed of trust, security interest or other security document of like nature that at any time may encumber all or any part of the Property and any replacements, renewals, amendments, modifications, extensions or refinancings thereof, and each advance (including future advances) made under any such instrument.

"NET RENT" means all rental Landlord actually receives from any reletting of all or any part of the Premises, less any indebtedness from Tenant to Landlord other than Rent (which indebtedness is paid first to Landlord) end less the Re-entry Costs (which costs are paid second to Landlord).

"NOTICES" means all notices, demands or requests that may be or a% required to be given, demanded or requested by either party to the other as provided in the Lease.

"OPERATING EXPENSES" means all expenses Landlord incurs in connection with maintaining, repairing and operating the Property, as determined by Landlord's accountant In accordance with generally accepted accounting principles consistently followed, including, but not limited to, the following: insurance premiums and deductible amounts under any insurance policy; maintenance and repair costs; steam, electricity, water, sewer, gas and other utility charges; fuel; lighting; window washing; janitorial services; trash and rubbish removal; property association fees and dues and all payments under any Permitted Encumbrance (except Mortgages) affecting the Property; wages payable to persons at the level of manager and below whose duties are connected with maintaining and operating the Property (but only for the portion of such persons' time allocable to the Property), together with all payroll taxes, unemployment insurance, vacation allowances and disability, pension, profit sharing, hospitalization, retirement and other so-called "fringe benefits" paid in connection with such persons (allocated in a manner consistent with such persons' wages); amounts paid to contractors or subcontractors for work or services performed in connection with maintaining and operating the Property; all costs of uniforms, supplies and materials used in connection with maintaining, repairing and operating the Property; any expense imposed upon landlord, its contractors or subcontractors pursuant to law or pursuant to any collective bargaining agreement covering such employees; all services, supplies, repairs, replacements or other expenses for maintaining and operating the Property; costs of complying with Laws; reasonable management fees and the costs (including rental) of maintaining a building or management office in the Building; and such other expenses as may ordinarily be incurred in connection with maintaining and operating an office complex similar to the Property. The term "Operating Expenses" also includes expenses Landlord incurs in connection with public sidewalks adjacent to the Property, any pedestrian walkway system (either above or below ground) and any other public facility to which Landlord or the Property is from time to time subject in connection with operating the Property, The term Operating Expenses" does not include the cost of any capital improvement to the Property other than replacements required for normal maintenance and repair; the cost of repairs, restoration or other work occasioned by fire, windstorm or other insured casualty other than the amount of any deductible under any insurance policy (regardless whether the deductible is payable by Landlord in connection with a capital expenditure); expenses landlord incurs in connection with leasing or procuring tenants or renovating space for new or existing tenants; legal expenses incident to Landlord's enforcement of any lease; interest or principal payments on any mortgage or other indebtedness of Landlord; or allowance or expense for depreciation or amortization. Notwithstanding the foregoing, if Landlord installs equipment in, or makes improvements or alterations to, the Property to reduce energy, maintenance or other costs, or to comply with any Laws, Landlord may include in Operating Expenses reasonable charges for interest paid on the investment and reasonable charges for depreciation of the investment so as to amortize the investment over the reasonable life of the equipment, improvement or alteration on a straight line basis.

"PERMITTED ENCUMBRANCES" means all Mortgages, liens, easements, declarations, encumbrances, covenants, conditions, reservations, restrictions and other manners now or after the Effective Date affecting title to the Property.

"PREMISES" means that certain space situated in the Building shown and designated on the Floor Plan and described in the Basic Terms.

"PROPERTY" means, collectively, the Land, Building, and all other improvements on the Land.

"PROPERTY MANAGER" means the property manager named in the Basic Terms or any other agent Landlord may appoint from time to time to manage the Property.

"PROPERTY TAXES" means any general real property tax, improvement tax, assessment, special assessment, nonassessment, in lieu tax, levy, charge, penalty or similar imposition imposed by any authority having the direct or indirect power to tax, including but not limited to, (a) any city, county, state or federal entity, (b) any school, agricultural, lighting, drainage or other improvement or special assessment district, (c) any governmental agency, or (d) any private entity having the authority to assess the Property under any of the Permitted Encumbrances. The term "Property Taxes" includes all charges or burdens of every kind and nature Landlord incurs in connection with using, occupying, owning, operating, leasing or possessing the Property, without particularizing by any known name and whether any of the foregoing are general, special, ordinary, extraordinary, foreseen or unforeseen; any tax or charge for fire protection, street lighting, streets, sidewalks, road maintenance, refuse, sewer, water or other services provided to the Property. The term "Property Taxes" does not include Landlord's state or federal income, franchise, estate or inheritance taxes. If Landlord is entitled to pay, and elects to pay, any of the above listed assessments or charges in installments over a period of two or more calendar years, then only such installments of the assessments or charges (including interest thereon) as are actually paid in a calendar year will be included within the term "Property Taxes- for such calendar year.

"PUNCH LIST" means a list of Tenant's Improvements Items which were either not properly completed or are in need of repair, which list will be prepared and agreed upon by Landlord and Tenant as provided in Section 17.1.

"RE-ENTRY COST" means all costs and expenses Landlord incurs re-entering or reletting all or any part of the Premises, including, without limitation, all costs and expenses Landlord incurs (a) maintaining or preserving the Premises after an Event of Default; (b) recovering possession of the Premises, recovering persons and property from the Premises and storing such property (including court costs and reasonable attorneys' fees); (c) reletting, renovating or altering the Premises; and (d) real estate commissions, advertising expenses and similar expenses paid or payable in connection with reletting all or any part of the Premises. "Re-entry Costs" also includes the value of free rent and other concessions Landlord gives in connection with re-entering or reletting all or any part of the Premises.

"RENT" means, collectively, Basic Rent and Additional Rent.

"RENT COMMENCEMENT DATE" means the earlier of (a) the Commencement Date; or (b) the date Substantial Completion of Tenant's Improvements would have occurred but for Tenant Delay,

"RENT TAX" means any tax or excise on rents or on other sums or charges required to be paid by Tenant under this Lease, and gross receipts tax, transaction privilege tax or other tax, however described, which is levied or assessed by the United States of America, the state in which the Building is located or any city, municipality or political subdivision thereof, against Landlord in respect to the Basic Rent, Additional Rent or other charges payable under this Lease or as a result of Landlord's receipt of such rents or other charges accruing under this Lease.

"SECURITY DEPOSIT" means the security deposit to be provided to Landlord in the amount set forth in the Basic Terms.

"STATE" means the State of Arizona.

"STRUCTURAL ALTERATIONS" means any Alterations involving the structural, mechanical, electrical, plumbing, fire/life safety or heating, ventilating and air conditioning systems of the Building.

"SUBSTANTIAL COMPLETION" means either (a) the date a Certificate of Occupancy is issued for the Premises, or (b) if a Certificate of Occupancy is not required, the date Tenant is reasonably able to take occupancy of the Premises; provided that if either (a) or (b) is delayed or prevented because of work Tenant is responsible for performing in the Premises, "Substantial Completion" means the date that all of Landlord's work which is necessary for either (a) or (b) to occur has been performed and Landlord has made the Premises available to Tenant for the performance of Tenant's work.

"TAKING" means the exercise by a Condemning Authority of its power of eminent domain on all or any part of the Property, either by accepting a deed in lieu of condemnation or by any other manner.

"TENANT" means the tenant identified in the Lease and such tenant's permitted successors and assigns. In any provision relating to the conduct, acts or omissions of "Tenant," the term "Tenant" includes the tenant identified in the Lease and such tenant's agents, employees, contractors, invitees, successors, assigns and others using the Premises or on the Property with Tenant's expressed or implied permission.

"TENANT DELAY" means any delay caused or contributed to by Tenant, including, without limitation, with respect to Tenant's Improvements, Tenant's failure to timely prepare or approve a space plan for Tenant's Improvements, Tenant's failure to timely prepare or approve the Construction Drawings and Specifications, and any delay from any revisions Tenant proposes to approved Construction Drawings and Specifications. A Tenant Delay excuses Landlord's performance of any obligation related thereto for a period equal to (a) the duration of the act, occurrence or omission which constitutes the Tenant Delay, or (b) if longer, the period of delay actually caused by such Tenant Delay.

"TENANT'S IMPROVEMENTS" means the initial improvements to the Premises (other than Landlord's Improvements) which are designed and installed as provided in
Section 17.1.

"TENANT'S SHARE OF EXCESS EXPENSES" means the product obtained by multiplying the amount of Excess Expenses for the period in question by the Tenant's Share of Excess Expenses Percentage.

"TENANT'S SHARE OF EXCESS EXPENSES PERCENTAGE" means the percentage specified in the Basic Terms, as such percentage may be adjusted in accordance with the terms and conditions of this Lease.

"TERM" means the initial term of this Lease specified in the Basic Terms and, if applicable, any renewal term then in effect.

"TRANSFER" means an assignment, mortgage, pledge, transfer, sublease, license or other encumbrance or conveyance (voluntarily, by operation of law or otherwise) of this Lease or the Premises or any right, title or interest in or created by this Lease or the Premises. The term "Transfer also includes any assignment, mortgage, pledge, transfer or other encumbering or disposal (voluntarily, by operation of law or otherwise) of any ownership Interest in Tenant or any Guarantor that results or could result in a change of control of Tenant or any Guarantor.

"UNRESERVED SPACES" mean vehicular parking spaces located in the parking facilities provided for the Building which are not designated for the exclusive use of a specific tenant or for use by visitors to the Property, as the same may be relocated or redesignated from time to time by Landlord.

"WARRANTY TERMS" means, collectively, the punch list and construction warranty provisions of Section 17.1 of the Lease.

                                   EXHIBIT "D"

                          COMMENCEMENT DATE MEMORANDUM

         THIS MEMORANDUM is made and entered into as of [_______________, ____] by and between OPUS WEST CORPORATION, a Minnesota corporation ("Landlord"), and SALESLOGIX CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS:

         1. Landlord and Tenant are party to a certain Office Lease Agreement dated as of [_______________, ____] ("Lease"), relating to certain premises ("Premises") located in the building commonly known as "Gainey Center l," located at [_____________________] ("Building").

         2. Landlord and Tenant desire to confirm the Commencement Date and Rent Commencement Date (as such terms are defined in the Lease) and the date the [initial] Term of the Lease expires [and the notice date(s) and expiration date(s) of any renewal Term(s) provided to Tenant under the Lease].

                                ACKNOWLEDGMENTS:

         Pursuant to Section 1.2.3 of the Lease and in consideration of the facts set forth in the Recitals, Landlord and Tenant acknowledge and agree as follows;

         1. All capitalized terms not otherwise defined in this Memorandum have the meanings ascribed to them in the Lease.

         2. The Commencement Date under the Lease is [________________________].

         3. The Rent Commencement Date under the Lease is [___________________].

         4. The initial Term of the Lease expires on [________________________], unless the Lease is sooner terminated in accordance with the terms and conditions of the Lease.

         5. Tenant must exercise its right to the renewal Term, if at all, by notifying Landlord no later than ________________________, subject to the conditions and limitations set forth in the Lease.

         6. The renewal Term expires on _______________________________________.

         Landlord and Tenant caused this Memorandum to be executed by their duly authorized representatives as of the day and date first written above. This Memorandum may be executed in counterparts, each of which is an original and all of which constitute one instrument.

                                            LANDLORD:

                                            OPUS WEST CORPORATION, a Minnesota
                                            corporation

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            TENANT:

                                            SALESLOGIX CORPORATION, a Delaware
                                            corporation


                                            By: ________________________________
                                            Name: ______________________________
                                            Its: _______________________________

                                   EXHIBIT "E"

                                 BUILDING RULES

         1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Premises, shall be installed at Tenant's sole cost and expense, and in such manner, character and style as Landlord may approve in writing. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

         2. No awning or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens visible from the exterior of the Building or visible from the exterior of the Premises shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

         3. Tenant and its servants, employees, customers, invitees and guests shall not obstruct side-walks, entrances, passages, corridors, vestibules, halls, elevators or stairways in and about the Building which are used in common with other tenants and their servants, employees, customers, guests and invitees and which are not a part of the Premises of Tenant. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove any such objects upon notice from Landlord.

         4. Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devises that emit excessive sound or other waves or disturbances, and Tenant shall not create obnoxious odors (including cigarette, cigar and pipe smoke), any of which may be offensive to the other tenants and occupants of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building.

         5. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning systems and shall refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Tenant's use. Tenant shall keep corridor doors closed.

         6. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

         7. No person or contractor not employed by Landlord shall be used to perform janitorial work, window washing, cleaning, maintenance, repair or similar work in the Premises without the written consent of Landlord.

         8. In no event shall Tenant bring into the Building inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Tenant to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Building shall at any time be increased, Tenant shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Landlord's other rights at law or in equity for Tenant's breach of this Lease.

         9. Tenant shell comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

         10. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as an office complex for office use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         11. The Premises shall not be used for cooking, lodging, sleeping or for any immoral or illegal purpose.

         12. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the Building Rules and such other and further appropriate rules and regulations as Landlord or Landlord's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

         13. Unless expressly permitted by Landlord, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by Landlord shall be made for any door. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults.

         14. Any carpeting cemented down by Tenant shall be installed with e releasable adhesive. In the event of a violation of the foregoing by Tenant, Landlord may charge the expense incurred by such removal to Tenant.

         15. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         16. No electrical circuit for any purpose shall be brought into the Premises without Landlord's written permission specifying the manner in which same may be done.

         17. No bicycle or other vehicle, and no dog or other animal, shall be allowed in offices, halls, corridors or elsewhere in the Building.

         18. Tenant shall not throw anything out of the door or windows or down any passageways or elevator shafts.

         19. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use of such articles.

         20. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Premises or the Building or to the other tenants or occupants of the Building. Tenant shall be responsible for any damage to the Building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         21. Canvassing, soliciting and peddling in the Building is prohibited and all tenants of the Building shall cooperate to prevent the same.

         22. Vending machines shall not be installed without permission of Landlord; provided, however, Landlord consents to the installation of vending machines in the pantry or kitchen area of the Premises for the dispensing of soda and other similar drinks to Tenant's employees and guests.

         23. Wherever in these Building Rules the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant and Tenant's employees, contractors, agents, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord and Landlord's assigns, agents, servants and visitors.

         24. Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same.

         25. Landlord shall have the right to enter the Premises at hours convenient to Tenant for the purpose of exhibiting the same to prospective tenants within the sixty (60) day period prior to the expiration of this Lease.

         26. Tenant and its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking, shall always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight.

         27. At all times the Building shall be in charge of Landlord's employee in charge and (a) persons may enter the Building only in accordance with Landlord's regulations, (b) persons entering or departing from the Building may be questioned as to their business in the Building, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure, nature of visit, and other information deemed necessary for the protection of the Building, and (c) all entries into and departures from the Building will take place through one or more entrances as Landlord shall from time to time designate; provided, however, anything herein to the contrary notwithstanding, Landlord shall not be liable for any lack of security in respect to the Building whatsoever Landlord will normally not enforce clauses (a), (b) and (c) above from 7:00 a.m. to 5:00 p.m., Monday through Friday, and from 7:00 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time at its sole discretion. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Building and the property therein. landlord shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person..

         28. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air conditioning equipment in the Building is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

         29. Smoking shall be permitted only in the smoking areas located outside of the Building, as designated and redesignated from time to time by Landlord, and Tenant and its servants, employees, customers, invitees and guests shall not smoke anywhere at the Building (other than the smoking areas designated by Landlord), including without limitation Tenant's Premises and the sidewalks, entrances, passages, corridors, halls, elevators and stairways of the Building.

         30. Only vehicles designated by Tenant to Landlord may be parked or stored in the Reserved Spaces and Unreserved Spaces; provided, however, the Tenant may change its automobile designations upon written notice to Landlord.

         31. Tenant must, when using the parking areas of the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking must always park between designated lines. Landlord reserves the right to tow away or otherwise impound, at the expense of the owner or operator, any improperly parked vehicle.

         32. In the event a key or other access device is supplied to Tenant for accessing the parking areas of the Building, Tenant will surrender such key or access device to Landlord upon termination of this Lease.

         33. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Building Rules when it is deemed necessary, desirable or proper, in Landlord's judgment, for its best interest or for the best interest of the tenants of the Building.

                                  EXHIBIT "F"

                            LANDLORD'S IMPROVEMENTS

1.       2' x 2' acoustical tile stockpiled on floor.

2. 2 x 4' parabolic fluorescent light fixtures stockpiled on the floor at one (1) fixture per eighty (80) usable square feet.

3.       Primary distribution of HVAC system.

4.       Primary distribution of fire protection sprinkler system.

5.       Mini-blinds stockpiled on the floor.

                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (the "First Amendment") is made end entered into as of December _, 1999, by and between GAINEY ONE TRUST, a Maryland real estate investment trust ("Landlord"), and SALESLOGIX CORPORATION, a Delaware corporation ("Tenant").

         WHEREAS, Opus West Corporation, a Minnesota corporation, as landlord, and Tenant, as tenant, previously entered into that certain Office Lease Agreement dated July 30, 1999 (the "Agreement");

         WHEREAS, landlord has succeeded to all right, title and interest as the "Landlord" under the Agreement; and

         WHEREAS, the parties desire to increase the size of the Premises and to amend the Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms used in this First Amendment, unless otherwise defined herein, shall have the same meanings given to them in the Agreement.

         2. Tenant desires to expand the Premises to include that certain additional space containing 17,502 rentable square feet and located on the first and second floors of the Building as shown on the space plan attached hereto as Exhibit "A" and incorporated herein by this reference (the "First Expansion Space"). commencing on the date of Landlord's substantial completion of the First Expansion Space (the "First Expansion Space Commencement Date"), and continuing for the remainder of the Term, Tenant will lease from Landlord, in addition to the space currently being leased by Tenant from Landlord, the First Expansion Space. For purposes of this First Amendment, "substantial completion" means either (a) the date a Certificate of Occupancy is issued for the First Expansion Space, or (b) if a Certificate of Occupancy is not required, the date Tenant is reasonably able to take occupancy of the First Expansion Space; provided that if either (a) or (b) is delayed or prevented because of work Tenant is responsible for performing in the First Expansion Space, "substantial completion" will mean the date that all of Landlord's work which is necessary (or either (a) or (b) to occur has been performed and Landlord has made the First Expansion Space available to Tenant for the performance of Tenant's work.

         3. The following provisions will be effective on the First Expansion Space Commencement Date:

                  (a) The term "Premises", as defined in the Agreement, will be deemed to Include, in addition to the space currently leased by Tenant from Landlord, the First Expansion Space, and all of the terms and provisions of the Agreement, as specifically amended hereby, shall be applicable to the entire Premises (including the First Expansion Space).

                  (b) The first sentence of paragraph 1 of the Basic Terms is hereby deleted and is replaced with the following:

                           Suite 200 and a suite on the first floor of the Building, consisting of 34,430 rentable square feet located on the first and second floors of the Building.

                  (c) The reference to "$38,065.00" contained in paragraph 4 of the Basic Terms (which amount constitutes the monthly installments of Basic Rent) is hereby changed to $77,445.00".

                  (d) The reference to "12.02%" contained in paragraph 5 of the Basic Terms (which amount constitutes Tenant's Share of Excess Expenses Percentage) is hereby changed to "24.45%".

                  (e) The reference to "$190,327.50" contained in paragraph 8 of the Basic Terms (which amount constitutes the Security Deposit) is hereby changed to $229,707.00".

                  (f) The reference to "54" contained in Section 17.5 of the Agreement (which amount constitutes Unreserved Spaces) is hereby changed to "110".

         4. Tenant will deliver the amount of $39,379.50 to Landlord on or before the First Expansion Space Commencement Date, which amount will constitute a portion of the Security Deposit.

         5. The last sentence of Section 17.2 of the Agreement is hereby deleted in its entirety and the following is substituted in its place:

                           If Tenant is not in default under this Lease on the first day of the sixth, twelfth, and eighteenth full calendar months of the Term, then on each of such dates, a portion of the Security Deposit shall be applied to pay the Basic Rent due for such. month; provided, however, that the Security Deposit shall not be reduced below an amount equal to one months' Basic Rent as a result of any such application of the Security Deposit.

         6. Section 17.4 of the Agreement is hereby deleted in its entirety.

         7. Tenant will pay all costs in connection with the design and construction of Tenant's improvements for the First Expansion Space (the "First Expansion Space Improvements"). Landlord will credit an amount, not to exceed $21.47 per Usable Square Foot of the First Expansion Space (the "First Expansion Space Improvement Allowance"), against

Tenant's obligation to pay for the design and installation of the First Expansion Space Improvements; provided, however, that the First Expansion Space Improvement Allowance must be used by Tenant not later than 270 days after the First Expansion Space Commencement Date Landlord is not obligated to pay or incur any amounts that exceed the First Expansion Space Improvement Allowance. If the cost of the First Expansion Space Improvements exceeds the First Expansion Space Improvement Allowance, Tenant will pay the excess to Landlord in cash as Additional Rent. On or before December 20, 1999, Tenant will provide Landlord with a space plan for the First Expansion Space Improvements, which space plan must meet the criteria set forth in Section 17.1.5 of the Agreement. Tenant will also pay, as Additional Rent, all of Landlord's costs (including lost rent) resulting from Tenant Delay. If Landlord reasonably estimates that the cost of the First Expansion Space Improvements will exceed the First Expansion Space Improvement Allowance, Landlord may require Tenant to deposit with Landlord, within sixty (60) days of the date this First Amendment is executed, an amount equal to one-half (1/2) of the amount by which the cost of the First Expansion Space Improvements exceeds the First Expansion Space Improvement Allowance. The remaining one-half (1/2) of the amount by which the cost of the First Expansion Space Improvements exceeds the First Expansion Space Improvement Allowance will be paid upon the First Expansion Space Commencement Date.

         8. Landlord will use commercially reasonable efforts to tender possession of the First Expansion Space to Tenant on or before March 15, 2000, subject to Force Majeure and Tenant Delay. If Landlord is unable to tender possession of the First Expansion Space to Tenant on or before such date for any reason, the Agreement (as amended hereby) remains in full force and effect and Landlord is not liable to Tenant for any resulting loss or damage.

         9. Except as otherwise expressly modified in this First Amendment, the terms and conditions of the Agreement are and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Agreement and the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall govern and control.

         10. This First Amendment may be executed in any number of counterparts, all of which together shall be deemed to constitute one instrument, and each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Office Lease Agreement as of the date first set forth above.

                                       GAINEY ONE TRUST, a Maryland real estate investment trust
                                       By ______________________________________

                                       SALESLOGIX CORPORATION, a Delaware
                                       corporation
                                       By ______________________________________


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